UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH INCOME FUND, INC.

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31, 2014

Date of reporting period: September 30, 2013

Item 1.	Reports to Shareholders.

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $183 billion in assets under management as of September 30, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment adviser. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of September 30, 2013.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED            MAY LOSE VALUE            NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the six month period ended September 30, 2013.

The global investment landscape continued to follow a volatile path during the course of the period, with several large swings in market performance and investor confidence. While the global economic recovery continued to advance, sentiment was heavily influenced by the potential for the U.S. Federal Reserve to begin tapering its asset purchase program. Following initial indications that tapering may commence later this year, interest rates rose sharply and capital markets began to falter.

Fortunately, signs of stabilization began to emerge as the third quarter drew to a close. The U.S. Federal Reserve decided to maintain its current level of bond purchases and more clearly defined the parameters around which monetary stimulus would be narrowed, indicating that such activity would be dependent upon economic growth and that interest rate policy would remain accommodative for the foreseeable future. Accordingly, interest rates settled into a ‘new-normal’ range and investor focus began to shift towards the positive catalysts underlying the U.S. economy. When combined with improving global economic data-points, particularly within China, and relative calm within European peripheral countries, this renewed confidence led to increased demand for risk assets.

Despite rising U.S. Treasury rates over the period, high yield corporate bonds produced modestly positive results, outperforming other fixed income alternatives. Capital flows were volatile, reflecting overall market sentiment, as significant redemptions during the second quarter were partially offset by meaningful inflows during the month of September. Importantly, credit conditions remained positive and corporate liquidity levels remained strong.

Moving forward, we expect the current slow growth, low rate environment to persist, driven by continued central bank liquidity and the lack of catalysts for a more robust economic recovery. In this environment, we expect demand for higher-yielding investments to continue, particularly as interest rates and inflation remain muted. We maintain our belief that the high yield market represents value, as robust corporate cash flows, significant capital liquidity and credit discipline remain supportive of the market. We acknowledge potential challenges to future performance, including political and economic risks in North America and Europe and the eventual moderation of central bank activity as well as low nominal yields and above par pricing in the high yield market. Additionally, we are closely monitoring early signs of re-risking among high yield issuers. However, yield spreads remain attractive and corporate earnings are generally positive, suggesting high yield bonds continue to offer a compelling source of current income.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We continue to believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ unaudited financial statements and schedules of investments as of September 30, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2013 Semi-Annual Report            1

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended September 30, 2013, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on net asset value of 4.51% and a total return based on market price of 0.31%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.52 on September 30, 2013, the Fund’s shares had a dividend yield of 8.80%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in the Basic Industry, Automotive and Capital Goods sectors. The Basic Industry sector benefited from improving economic growth, but performance was offset by weak security selection. Specifically, coal company bonds moved lower during the period due to price competition from cheap natural gas, which is pressuring coal prices. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds, which benefited from stronger production in North America and Europe.

The Fund was underweight in the Financial Services, Banking, and Technology Sectors. Since Financial Services underperformed the market, our lack of exposure added to performance. By contrast, the Banking sector

2            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

outperformed the market, causing our underweight to serve as a drag on performance. The Technology sector also outperformed, causing our underweight to negatively impact performance, although positive security selection offset some of the drag on performance.

HIGH YIELD MARKET COMMENTARY

Global macroeconomic concerns moved to center stage for high yield investors in the second quarter when Federal Reserve Chairman Ben Bernanke suggested that the Fed’s stimulative bond buying program may begin tapering in the near future. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds, due to modest economic growth and the market’s reaction to the suggestion of tapering. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter when investors enjoyed higher levels of interest rates overall.

As measured by the BofA Merrill Lynch U.S. High Yield Master II Index, the high yield market produced a modestly positive return of 0.87% for the six-month period ended September 30, 2013, despite a 76 basis point increase in U.S. Treasury yields. The second quarter correction was localized to fixed income markets and did not spread to equity markets. Consequently, in the high yield market, the more interest rate-sensitive BB-rated bonds were basically flat for the period, while more equity-sensitive CCC-rated bonds returned 2.8%, during the period. The high yield spread absorbed a portion of the higher treasury rates and narrowed 20 basis points, ending the period at 478 basis points.

Investors placed money into high yield mutual funds in the third quarter to the tune of $6.6 billion,1 recovering about half of the $15.9 billion redeemed in the second quarter. Reflecting the general pace of renewed confidence, mutual fund flows were back-end loaded, with September representing $5.2 billion of the overall flow. The high yield market significantly outperformed investment-grade corporates, Treasury bonds, and emerging market bonds, which were all down year-to-date.2

Credit conditions remain positive, with the trailing twelve-month default rate at 1.1%.3 Defaults have been modest since 2010, and we believe defaults will remain low for the foreseeable future. Investors saw improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies. We remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. Lower-rated new issue volume, as a percentage of total issuance year-to-date, which was 16.7%4 in June grew to 18.8%.5 Refinancing, as a percentage of new issuance remains high, but is decreasing. Overall, refinancing represented 58%6 of all new issuance so far this year, a decline from 63% in June, but up from a post-recession low of 55% seen in 20114. We believe that a greater degree of re-risking is occurring in the leveraged loan market, repeating the pattern seen in the last credit cycle. In contrast to the low and declining trend in defaults for bonds, loan default rates are increasing and are now at the highest level since November 2010.3

OUTLOOK

While we continue to see generally responsible behavior on the part of high yield borrowers, we are beginning to see some signs of re-risking. However, we believe we remain at the early stage of the re-risking phase of the credit cycle. The leveraged buyout of Dell computer in September 2013 may represent a bellwether for future leveraged buyouts, and an increasing percentage of new issues will pay dividends to equity sponsors or are coming from lower rated companies.

As in past quarters, we remain primarily concerned about global political and economic risks more than high yield specific risks. While we saw a relief from these concerns in the third quarter, the risks remain potent. At the end of the period, the U.S. Congress was gridlocked over a shutdown of the federal government and faced a serious debt

2013 Semi-Annual Report            3

HELIOS ADVANTAGE INCOME FUND, INC.

limit increase in mid-October. The three primary macroeconomic risks remain the same: the pace of economic expansion (China and Europe being most concerning), the risk of a fiscal policy error as governments seek to rein in ballooning budget deficits and manage out of control retirement and healthcare costs (the U.S. and Europe are most concerning here), and the ever present question of tightening monetary policy by either the Federal Reserve or another central bank. Many economists are seeing the beginnings of a possible synchronized global expansion which may relieve concerns about growth, but political risks remain very high across the world.

We have noted in the past that the high yield market is trading at a premium to par, which limits upside price potential. The market remains lower than its first quarter peak, thereby regaining some upside potential. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market. However, spreads remain tighter than they were at the end of last year. Consequently, we remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and that investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 17.
[2]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 2.
[3]	J.P. Morgan, Default Monitor, October 1, 2013, p. 2.
[4]	J.P. Morgan, Default Monitor, July 1, 2013, p. 11.
[5]	J.P. Morgan, Default Monitor, October 1, 2013, p. 12.
[6]	J.P. Morgan, Default Monitor, October 1, 2013, p. 13.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy,

4            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2013 and subject to change based on subsequent developments.

2013 Semi-Annual Report            5

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.80%
Weighted average coupon	8.11%
Weighted average life	4.96 years
Percentage of leveraged assets	27.66%
Total number of holdings	132

CREDIT QUALITY
A	1%
BBB	2%
BB	13%
B	57%
CCC	22%
Unrated	4%
Cash	1%

Total	100%

ASSET ALLOCATION[2]
Investment Grade Corporate Bonds	3%
High Yield Corporate Bonds	93%
Term Loans, Common Stocks and Warrants	4%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

6            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.4%
Automotive – 1.2%
Ford Motor Co. [1]	6.50%	08/01/18	$650	$748,994

Basic Industry – 1.0%
Georgia-Pacific LLC	7.25	06/01/28	230	280,674
Georgia-Pacific LLC	7.38	12/01/25	270	339,250

Total Basic Industry				619,924

Energy – 0.9%
Pioneer Natural Resources Co.	6.65	03/15/17	500	576,413

Services – 1.3%
Legrand France SA [1,2]	8.50	02/15/25	600	762,470

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,320,932)				2,707,801

HIGH YIELD CORPORATE BONDS – 124.0%
Automotive – 6.8%
American Axle & Manufacturing, Inc. [1]	6.25	03/15/21	1,025	1,055,750
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	800	896,000
Jaguar Land Rover Automotive PLC [2,3,4]	8.13	05/15/21	575	639,687
Motors Liquidation Co. [5,6]	8.38	07/15/33	1,750	175
Pittsburgh Glass Works LLC [3,4]	8.50	04/15/16	775	796,313
Servus Luxembourg Holding SCA [2,3,4]	7.75	06/15/18	600	824,048

Total Automotive				4,211,973

Basic Industry – 22.2%
AK Steel Corp. [1]	7.63	05/15/20	600	504,000
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	900	738,000
Arch Coal, Inc. [1]	7.25	06/15/21	1,400	1,057,000
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	775	823,437
Building Materials Corporation of America [3,4]	6.75	05/01/21	375	403,125
Cascades, Inc. [2]	7.75	12/15/17	275	287,375
Cascades, Inc. [2]	7.88	01/15/20	500	527,500
FMG Resources August 2006 Property Ltd. [2,3,4]	6.88	04/01/22	500	500,000
Hexion US Finance Corp.	9.00	11/15/20	800	782,000
Huntsman International LLC [1]	8.63	03/15/21	1,000	1,110,000
INEOS Group Holdings SA [1,2,3,4]	6.13	08/15/18	875	855,313
Masonite International Corp. [1,2,3,4]	8.25	04/15/21	775	850,562
Millar Western Forest Products Ltd. [2]	8.50	04/01/21	200	202,000
Ply Gem Industries, Inc.	8.25	02/15/18	693	741,510
Steel Dynamics, Inc.	7.63	03/15/20	425	459,531
Tembec Industries, Inc. [1,2]	11.25	12/15/18	775	842,813
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [2,3,4]	8.75	02/01/19	650	645,125
USG Corp. [1]	9.75	01/15/18	800	926,000
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	800	826,000
Xerium Technologies, Inc.	8.88	06/15/18	650	666,250

Total Basic Industry				13,747,541

See Notes to Financial Statements.

2013 Semi-Annual Report            7

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 10.6%
AAR Corp.	7.25%	01/15/22	$300	$312,750
AAR Corp. [3,4]	7.25	01/15/22	125	130,313
Ardagh Packaging Finance PLC [2,3,4]	7.00	11/15/20	850	816,000
Berry Plastics Corp. [1]	9.50	05/15/18	775	838,937
Coleman Cable, Inc. [1]	9.00	02/15/18	550	584,375
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	975	1,072,500
Mueller Water Products, Inc. [1]	7.38	06/01/17	775	794,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	775	813,750
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	308	346,500
Terex Corp.	6.00	05/15/21	500	505,625
Terex Corp.	6.50	04/01/20	300	315,000

Total Capital Goods				6,530,125

Consumer Cyclical – 6.5%
DineEquity, Inc. [1]	9.50	10/30/18	750	834,375
Levi Strauss & Co. [1]	7.63	05/15/20	750	808,125
Limited Brands, Inc.	7.60	07/15/37	475	476,781
Limited Brands, Inc.	8.50	06/15/19	300	357,750
New Albertsons, Inc.	7.75	06/15/26	750	611,250
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	475	520,125
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	400	410,000

Total Consumer Cyclical				4,018,406

Consumer Non-Cyclical – 3.1%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	633	675,727
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	650	689,007
Jarden Corp. [1]	7.50	05/01/17	500	570,000

Total Consumer Non-Cyclical				1,934,734

Energy – 17.5%
AmeriGas Partners LP	7.00	05/20/22	400	416,000
Atlas Pipeline Partners, LP [3,4]	5.88	08/01/23	900	846,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [1]	8.63	10/15/20	775	817,625
Calfrac Holdings LP [1,3,4]	7.50	12/01/20	800	806,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	675	717,188
EV Energy Partners LP/EV Energy Finance Corp. [1]	8.00	04/15/19	775	775,000
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	8.13	11/15/18	292	316,820
GMX Resources, Inc. [6]	11.00	12/01/17	292	257,008
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	594,000
Key Energy Services, Inc.	6.75	03/01/21	500	495,000
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	800	827,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	750	776,250
Precision Drilling Corp. [1,2]	6.63	11/15/20	750	793,125
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	550	552,750
Trinidad Drilling Ltd. [1,2,3,4]	7.88	01/15/19	760	801,800

See Notes to Financial Statements.

8            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Venoco, Inc. [1]	8.88%	02/15/19	$750	$755,625
W&T Offshore, Inc.	8.50	06/15/19	255	270,300

Total Energy				10,817,491

Finance & Investment – 1.4%
Numericable Finance & Company SCA [2]	12.38	02/15/19	525	845,193

Healthcare – 8.7%
CHS/Community Health Systems, Inc.	7.13	07/15/20	425	429,250
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	575	609,500
HCA, Inc. [1]	8.00	10/01/18	775	891,250
inVentiv Health, Inc. [3,4]	11.00	08/15/18	300	240,750
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,3,4]	9.50	12/01/19	775	870,906
Kindred Healthcare, Inc.	8.25	06/01/19	800	852,000
Polymer Group, Inc. [1]	7.75	02/01/19	750	801,563
Service Corporation International [1]	6.75	04/01/16	600	650,250

Total Healthcare				5,345,469

Media – 10.2%
ARC Document Solutions, Inc. [1]	10.50	12/15/16	750	783,750
Cablevision Systems Corp. [1]	8.63	09/15/17	800	918,000
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	8.13	04/30/20	975	1,060,312
Cenveo Corp.	8.88	02/01/18	825	820,875
Clear Channel Communications, Inc. [1]	9.00	03/01/21	800	774,000
Cumulus Media Holdings, Inc.	7.75	05/01/19	800	830,000
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	775	846,688
National CineMedia LLC	6.00	04/15/22	275	280,500

Total Media				6,314,125

Real Estate – 1.4%
Realogy Corp. [1,3,4]	7.88	02/15/19	775	846,687

Services – 18.5%
AMC Entertainment, Inc. [1]	8.75	06/01/19	875	940,625
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50	04/01/23	400	370,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	775	840,875
Boyd Gaming Corp. [1]	9.00	07/01/20	800	868,000
Casella Waste Systems, Inc. [1]	7.75	02/15/19	1,000	995,000
Chester Downs & Marina LLC [1,3,4]	9.25	02/01/20	850	856,375
CityCenter Holdings LLC/CityCenter Finance Corp. [1]	7.63	01/15/16	750	785,625
Iron Mountain, Inc.	5.75	08/15/24	500	450,000
Iron Mountain, Inc.	8.38	08/15/21	325	349,375
Isle of Capri Casinos, Inc.	5.88	03/15/21	500	468,750
MGM Resorts International [1]	7.63	01/15/17	775	866,062
MTR Gaming Group, Inc. [1]	11.50	08/01/19	803	881,265
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,3,4]	8.88	04/15/17	775	788,563
PulteGroup, Inc. [1]	6.38	05/15/33	750	669,375
United Rentals North America, Inc.	7.63	04/15/22	425	462,188

See Notes to Financial Statements.

2013 Semi-Annual Report            9

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
United Rentals North America, Inc.	8.25%	02/01/21	$450	$499,500
United Rentals North America, Inc. [1]	10.25	11/15/19	325	367,250

Total Services				11,458,828

Technology & Electronics – 3.7%
First Data Corp. [1,3,4]	11.25	01/15/21	1,000	1,045,000
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	775	815,688
ION Geophysical Corp. [3,4]	8.13	05/15/18	450	418,500

Total Technology & Electronics				2,279,188

Telecommunications – 11.5%
CenturyLink, Inc. [1]	7.65	03/15/42	800	712,000
Cincinnati Bell, Inc. [1]	8.75	03/15/18	825	871,406
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	250	254,375
Frontier Communications Corp. [1]	7.13	03/15/19	1,300	1,379,625
Intelsat Luxembourg SA [2,3,4]	7.75	06/01/21	800	828,000
Level 3 Communications, Inc. [1]	8.88	06/01/19	800	856,000
MetroPCS Wireless, Inc. [1,3,4]	6.63	04/01/23	825	827,063
PAETEC Holding Corp.	9.88	12/01/18	500	556,250
Windstream Corp.	7.50	06/01/22	800	798,000

Total Telecommunications				7,082,719

Utility – 1.9%
Calpine Corp. [1,3,4]	7.25	10/15/17	585	606,937
NRG Energy, Inc.	8.50	06/15/19	550	589,875

Total Utility				1,196,812

Total HIGH YIELD CORPORATE BONDS (Cost $73,894,161)				76,629,291

TERM LOANS – 3.1%
Albertson, Inc. [4,8]	4.75	03/21/19	299	297,569
Fairpoint Communications, Inc. [4,8]	7.50	02/14/19	448	450,611
Four Seasons Holdings, Inc. [4,8]	6.25	12/13/20	375	382,500
inVentiv Health, Inc. [4,8]	7.50	08/04/16	575	553,437
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	221	148,501
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	3	2,265
Texas Competitive Electric Holdings Company LLC [4,8]	4.77	10/10/17	110	73,734

Total TERM LOANS (Cost $1,962,218)				1,908,617

			Shares	Value (Note 2)
COMMON STOCKS – 1.8%
Services – 0.2%
Iron Mountain, Inc.			5,650	152,663

Telecommunications – 1.6%
AT&T, Inc.			6,430	217,462

See Notes to Financial Statements.

10            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Shares	Value (Note 2)
COMMON STOCKS (continued)
CenturyLink, Inc.	6,360	$199,577
Frontier Communications Corp.	108,500	452,445
Windstream Holdings, Inc.	11,050	88,400

Total Telecommunications		957,884

Total COMMON STOCKS (Cost $1,329,466)		1,110,547

WARRANTS – 0.5%
Automotive – 0.5%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00	7,393	195,323
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $18.33	7,393	137,510

Total Automotive		332,833

Total WARRANTS (Cost $432,026)		332,833

Total Investments – 133.8% (Cost $79,938,803)		82,689,089
Liabilities in Excess of Other Assets – (33.8)%		(20,900,532)

TOTAL NET ASSETS – 100.0%		$61,788,557

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for credit facility.
2	—	Foreign security or a U.S. security of a foreign company.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the total value of all such investments was $18,983,239 or 30.7% of net assets.
4	—	Private Placement.
5	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2013, the total value of all such securities was $175 or 0.0% of net assets. The Adviser has deemed these securities illiquid pursuant to procedures adopted by the Fund’s Board of Directors. The security was acquired on April 21, 2011 with a cost of $0.01.
6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—	Payment in kind security.
8	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2013.
9	—	Non-income producing security.

See Notes to Financial Statements.

2013 Semi-Annual Report            11

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended September 30, 2013, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on net asset value of 4.79% and a total return based on market price of 1.22%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $8.30 on September 30, 2013, the Fund’s shares had a dividend yield of 8.67%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in the Basic Industry, Automotive and Capital Goods sectors. The Basic Industry sector benefited from improving economic growth, but performance was offset by weak security selection. Specifically, coal company bonds moved lower during the period due to price competition from cheap natural gas, which is pressuring coal prices. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds, which benefited from stronger production in North America and Europe.

The Fund was underweight in the Financial Services, Banking, and Technology Sectors. Since Financial Services underperformed the market, our lack of exposure added to performance. By contrast, the Banking sector

12            Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

outperformed the market, causing our underweight to serve as a drag on performance. The Technology sector also outperformed, causing our underweight to negatively impact performance, although positive security selection offset some of the drag on performance.

HIGH YIELD MARKET COMMENTARY

Global macroeconomic concerns moved to center stage for high yield investors in the second quarter when Federal Reserve Chairman Ben Bernanke suggested that the Fed’s stimulative bond buying program may begin tapering in the near future. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds, due to modest economic growth and the market’s reaction to the suggestion of tapering. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter when investors enjoyed higher levels of interest rates overall.

As measured by the BofA Merrill Lynch U.S. High Yield Master II Index, the high yield market produced a modestly positive return of 0.87% for the six-month period ended September 30, 2013, despite a 76 basis point increase in U.S. Treasury yields. The second quarter correction was localized to fixed income markets and did not spread to equity markets. Consequently, in the high yield market, the more interest rate-sensitive BB-rated bonds were basically flat for the period, while more equity-sensitive CCC-rated bonds returned 2.8%, during the period. The high yield spread absorbed a portion of the higher treasury rates and narrowed 20 basis points, ending the period at 478 basis points.

Investors placed money into high yield mutual funds in the third quarter to the tune of $6.6 billion,1 recovering about half of the $15.9 billion redeemed in the second quarter. Reflecting the general pace of renewed confidence, mutual fund flows were back-end loaded, with September representing $5.2 billion of the overall flow. The high yield market significantly outperformed investment-grade corporates, Treasury bonds, and emerging market bonds, which were all down year-to-date.2

Credit conditions remain positive, with the trailing twelve-month default rate at 1.1%.3 Defaults have been modest since 2010, and we believe defaults will remain low for the foreseeable future. Investors saw improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies. We remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. Lower-rated new issue volume, as a percentage of total issuance year-to-date, which was 16.7%4 in June grew to 18.8%.5 Refinancing, as a percentage of new issuance remains high, but is decreasing. Overall, refinancing represented 58%6 of all new issuance so far this year, a decline from 63% in June, but up from a post-recession low of 55% seen in 20114. We believe that a greater degree of re-risking is occurring in the leveraged loan market, repeating the pattern seen in the last credit cycle. In contrast to the low and declining trend in defaults for bonds, loan default rates are increasing and are now at the highest level since November 2010.3

OUTLOOK

While we continue to see generally responsible behavior on the part of high yield borrowers, we are beginning to see some signs of re-risking. However, we believe we remain at the early stage of the re-risking phase of the credit cycle. The leveraged buyout of Dell computer in September 2013 may represent a bellwether for future leveraged buyouts, and an increasing percentage of new issues will pay dividends to equity sponsors or are coming from lower rated companies.

As in past quarters, we remain primarily concerned about global political and economic risks more than high yield specific risks. While we saw a relief from these concerns in the third quarter, the risks remain potent. At the end of the period, the U.S. Congress was gridlocked over a shutdown of the federal government and faced a serious debt

2013 Semi-Annual Report            13

HELIOS HIGH INCOME FUND, INC.

limit increase in mid-October. The three primary macroeconomic risks remain the same: the pace of economic expansion (China and Europe being most concerning), the risk of a fiscal policy error as governments seek to rein in ballooning budget deficits and manage out of control retirement and healthcare costs (the U.S. and Europe are most concerning here), and the ever present question of tightening monetary policy by either the Federal Reserve or another central bank. Many economists are seeing the beginnings of a possible synchronized global expansion which may relieve concerns about growth, but political risks remain very high across the world.

We have noted in the past that the high yield market is trading at a premium to par, which limits upside price potential. The market remains lower than its first quarter peak, thereby regaining some upside potential. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market. However, spreads remain tighter than they were at the end of last year. Consequently, we remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and that investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 17.
[2]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 2.
[3]	J.P. Morgan, Default Monitor, October 1, 2013, p. 2.
[4]	J.P. Morgan, Default Monitor, July 1, 2013, p. 11.
[5]	J.P. Morgan, Default Monitor, October 1, 2013, p. 12.
[6]	J.P. Morgan, Default Monitor, October 1, 2013, p. 13.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy,

14            Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2013 and subject to change based on subsequent developments.

2013 Semi-Annual Report            15

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.67%
Weighted average coupon	8.16%
Weighted average life	4.86 years
Percentage of leveraged assets	28.45%
Total number of holdings	130

CREDIT QUALITY
A	2%
BBB	2%
BB	12%
B	56%
CCC	23%
Unrated	4%
Cash	1%

Total	100%

ASSET ALLOCATION[2]
Investment Grade Corporate Bonds	4%
High Yield Corporate Bonds	92%
Term Loans, Common Stocks and Warrants	4%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

16             Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 5.0%
Automotive – 1.3%
Ford Motor Co. [1]	6.50%	08/01/18	$475	$547,342

Basic Industry – 1.3%
Georgia-Pacific LLC	7.25	06/01/28	220	268,471
Georgia-Pacific LLC	7.38	12/01/25	255	320,403

Total Basic Industry				588,874

Energy – 0.9%
Pioneer Natural Resources Co.	6.65	03/15/17	350	403,489

Services – 1.5%
Legrand France SA [1,2]	8.50	02/15/25	500	635,391

Total INVESTMENT GRADE CORPORATE BONDS (Cost $1,862,644)				2,175,096

HIGH YIELD CORPORATE BONDS – 125.0%
Automotive – 6.3%
American Axle & Manufacturing, Inc.	6.25	03/15/21	465	478,950
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	600	672,000
Jaguar Land Rover Automotive PLC [2,3,4]	8.13	05/15/21	400	445,000
Motors Liquidation Co. [5,6]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [1,3,4]	8.50	04/15/16	575	590,812
Servus Luxembourg Holding SCA [2,3,4]	7.75	06/15/18	425	583,701

Total Automotive				2,770,588

Basic Industry – 21.9%
AK Steel Corp.	7.63	05/15/20	455	382,200
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	700	574,000
Arch Coal, Inc. [1]	7.25	06/15/21	1,000	755,000
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	550	584,375
Building Materials Corporation of America [3,4]	6.75	05/01/21	275	295,625
Cascades, Inc. [1,2]	7.75	12/15/17	550	574,750
FMG Resources August 2006 Property Ltd. [2,3,4]	6.88	04/01/22	375	375,000
Hexion US Finance Corp.	9.00	11/15/20	600	586,500
Huntsman International LLC [1]	8.63	03/15/21	500	555,000
INEOS Group Holdings SA [1,2,3,4]	6.13	08/15/18	625	610,938
Masonite International Corp. [1,2,3,4]	8.25	04/15/21	575	631,062
Ply Gem Industries, Inc.	8.25	02/15/18	492	526,440
Steel Dynamics, Inc. [1]	7.63	03/15/20	300	324,375
Tembec Industries, Inc. [1,2]	11.25	12/15/18	550	598,125
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [2,3,4]	8.75	02/01/19	450	446,625
USG Corp. [1]	9.75	01/15/18	600	694,500
Verso Paper Holdings LLC/Verso Paper, Inc.	11.75	01/15/19	550	567,875
Xerium Technologies, Inc.	8.88	06/15/18	460	471,500

Total Basic Industry				9,553,890

Capital Goods – 10.7%
AAR Corp.	7.25	01/15/22	200	208,500

See Notes to Financial Statements.

2013 Semi-Annual Report            17

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
AAR Corp. [1,3,4]	7.25%	01/15/22	$100	$104,250
Ardagh Packaging Finance PLC [2,3,4]	7.00	11/15/20	600	576,000
Berry Plastics Corp. [1]	9.50	05/15/18	550	595,375
Coleman Cable, Inc.	9.00	02/15/18	300	318,750
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	700	770,000
Mueller Water Products, Inc. [1]	7.38	06/01/17	625	640,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	550	577,500
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	217	244,125
Terex Corp.	6.00	05/15/21	400	404,500
Terex Corp.	6.50	04/01/20	200	210,000

Total Capital Goods				4,649,625

Consumer Cyclical – 7.3%
American Axle & Manufacturing, Inc.	7.75	11/15/19	200	223,000
DineEquity, Inc. [1]	9.50	10/30/18	525	584,062
Levi Strauss & Co. [1]	7.63	05/15/20	500	538,750
Limited Brands, Inc.	7.60	07/15/37	300	301,125
Limited Brands, Inc.	8.50	06/15/19	250	298,125
Michaels Stores, Inc.	7.75	11/01/18	450	483,750
New Albertsons, Inc.	7.75	06/15/26	550	448,250
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	300	307,500

Total Consumer Cyclical				3,184,562

Consumer Non-Cyclical – 2.3%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	476	508,130
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	475	503,505

Total Consumer Non-Cyclical				1,011,635

Energy – 18.1%
AmeriGas Partners LP	7.00	05/20/22	300	312,000
Atlas Pipeline Partners, LP [3,4]	5.88	08/01/23	650	611,000
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [1]	8.63	10/15/20	550	580,250
Calfrac Holdings LP [1,3,4]	7.50	12/01/20	600	604,500
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	500	531,250
EV Energy Partners LP/EV Energy Finance Corp. [1]	8.00	04/15/19	550	550,000
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	8.13	11/15/18	218	236,530
GMX Resources, Inc. [1,6]	11.00	12/01/17	206	180,896
Hilcorp Energy I LP/Hilcorp Finance Co. [1,3,4]	8.00	02/15/20	500	540,000
Key Energy Services, Inc.	6.75	03/01/21	400	396,000
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	600	620,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	525	543,375
Precision Drilling Corp. [2]	6.63	11/15/20	450	475,875
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	400	402,000
Trinidad Drilling Ltd. [1,2,3,4]	7.88	01/15/19	550	580,250

See Notes to Financial Statements.

18            Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Venoco, Inc. [1]	8.88%	02/15/19	$525	$528,938
W&T Offshore, Inc.	8.50	06/15/19	190	201,400

Total Energy				7,894,514

Finance & Investment – 1.4%
Numericable Finance & Company SCA [2]	12.38	02/15/19	375	603,710

Healthcare – 9.3%
CHS/Community Health Systems, Inc.	7.13	07/15/20	300	303,000
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	400	424,000
HCA, Inc. [1]	8.00	10/01/18	550	632,500
inVentiv Health, Inc. [3,4]	11.00	08/15/18	215	172,537
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,3,4]	9.50	12/01/19	500	561,875
Kindred Healthcare, Inc. [1]	8.25	06/01/19	575	612,375
Polymer Group, Inc. [1]	7.75	02/01/19	525	561,094
Service Corporation International [1]	6.75	04/01/16	750	812,813

Total Healthcare				4,080,194

Media – 10.9%
ARC Document Solutions, Inc. [1]	10.50	12/15/16	525	548,625
Cablevision Systems Corp. [1]	8.63	09/15/17	750	860,625
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	8.13	04/30/20	750	815,625
Cenveo Corp.	8.88	02/01/18	575	572,125
Clear Channel Communications, Inc. [1]	9.00	03/01/21	600	580,500
Cumulus Media Holdings, Inc. [1]	7.75	05/01/19	575	596,562
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	550	600,875
National CineMedia LLC	6.00	04/15/22	200	204,000

Total Media				4,778,937

Real Estate – 1.4%
Realogy Corp. [1,3,4]	7.88	02/15/19	550	600,875

Services – 17.1%
AMC Entertainment, Inc. [1]	8.75	06/01/19	800	860,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50	04/01/23	300	277,500
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	550	596,750
Boyd Gaming Corp. [1]	9.00	07/01/20	600	651,000
Casella Waste Systems, Inc. [1]	7.75	02/15/19	775	771,125
Chester Downs & Marina LLC [3,4]	9.25	02/01/20	600	604,500
CityCenter Holdings LLC/CityCenter Finance Corp.	7.63	01/15/16	100	104,750
Iron Mountain, Inc.	5.75	08/15/24	350	315,000
Iron Mountain, Inc. [1]	8.38	08/15/21	250	268,750
Isle of Capri Casinos, Inc.	5.88	03/15/21	350	328,125
MGM Resorts International [1]	7.63	01/15/17	550	614,625
MTR Gaming Group, Inc.	11.50	08/01/19	553	606,867
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,3,4]	8.88	04/15/17	550	559,625
United Rentals North America, Inc.	7.63	04/15/22	275	299,063

See Notes to Financial Statements.

2013 Semi-Annual Report            19

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
United Rentals North America, Inc.	8.25%	02/01/21	$300	$333,000
United Rentals North America, Inc. [1]	10.25	11/15/19	250	282,500

Total Services				7,473,180

Technology & Electronics – 3.7%
First Data Corp. [1,3,4]	11.25	01/15/21	700	731,500
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	550	578,875
ION Geophysical Corp. [3,4]	8.13	05/15/18	325	302,250

Total Technology & Electronics				1,612,625

Telecommunications – 12.3%
CenturyLink, Inc. [1]	7.65	03/15/42	600	534,000
Cincinnati Bell, Inc. [1]	8.75	03/15/18	600	633,750
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	175	178,063
Frontier Communications Corp. [1]	7.13	03/15/19	950	1,008,187
Intelsat Luxembourg SA [2,3,4]	7.75	06/01/21	600	621,000
Level 3 Communications, Inc. [1]	8.88	06/01/19	600	642,000
MetroPCS Wireless, Inc. [1,3,4]	6.63	04/01/23	575	576,437
PAETEC Holding Corp.	9.88	12/01/18	300	333,750
Windstream Corp.	7.50	06/01/22	575	573,563
Zayo Group LLC	10.13	07/01/20	250	286,875

Total Telecommunications				5,387,625

Utility – 2.3%
Calpine Corp. [1,3,4]	7.25	10/15/17	450	466,875
NRG Energy, Inc. [1]	8.50	06/15/19	500	536,250

Total Utility				1,003,125

Total HIGH YIELD CORPORATE BONDS (Cost $52,655,963)				54,605,085

TERM LOANS – 3.2%
Albertson, Inc. [4,8]	4.75	03/21/19	199	198,379
Fairpoint Communications, Inc. [4,8]	7.50	02/14/19	323	325,441
Four Seasons Holdings, Inc. [4,8]	6.25	12/13/20	300	306,000
inVentiv Health, Inc. [4,8]	7.50	08/04/16	425	409,062
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	174	116,680
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	3	1,779
Texas Competitive Electric Holdings Company LLC [4,8]	4.77	10/10/17	86	57,934

Total TERM LOANS (Cost $1,457,458)				1,415,275

			Shares	Value (Note 2)
COMMON STOCKS – 1.8%
Services – 0.2%
Iron Mountain, Inc.			4,000	108,080

See Notes to Financial Statements.

20            Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Telecommunications – 1.6%
AT&T, Inc.	4,590	$155,234
CenturyLink, Inc.	4,530	142,151
Frontier Communications Corp.	77,300	322,341
Windstream Holdings, Inc.	8,300	66,400

Total Telecommunications		686,126

Total COMMON STOCKS (Cost $989,031)		794,206

WARRANTS – 0.6%
Automotive – 0.6%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00	5,546	146,525
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $18.33	5,546	103,156

Total Automotive		249,681

Total WARRANTS (Cost $336,207)		249,681

Total Investments – 135.6% (Cost $57,301,303)		59,239,343
Liabilities in Excess of Other Assets – (35.6)%		(15,559,785)

TOTAL NET ASSETS – 100.0%		$43,679,558

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for credit facility.
2	—	Foreign security or a U.S. security of a foreign company.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the total value of all such investments was $13,761,085 or 31.5% of net assets.
4	—	Private Placement.
5	—	Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2013, the total value of all such securities was $125 or 0.0% of net assets. The Adviser has deemed these securities illiquid pursuant to procedures adopted by the Fund’s Board of Directors. The security was acquired on April 21, 2011 with a cost of $0.01.
6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—	Payment in kind security.
8	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2013.
9	—	Non-income producing security.

See Notes to Financial Statements.

2013 Semi-Annual Report            21

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended September 30, 2013, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on net asset value of 5.10% and a total return based on market price of -1.77%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.81 on September 30, 2013, the Fund’s shares had a dividend yield of 8.78%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in the Basic Industry, Automotive and Capital Goods sectors. The Basic Industry sector benefited from improving economic growth, but performance was offset by weak security selection. Specifically, coal company bonds moved lower during the period due to price competition from cheap natural gas, which is pressuring coal prices. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds, which benefited from stronger production in North America and Europe.

22            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

The Fund was underweight in the Financial Services, Banking and Technology Sectors. Since Financial Services underperformed the market, our lack of exposure added to performance. By contrast, the Banking sector outperformed the market, causing our underweight to serve as a drag on performance. The Technology sector also outperformed, causing our underweight to negatively impact performance, although positive security selection offset some of the drag on performance.

HIGH YIELD MARKET COMMENTARY

Global macroeconomic concerns moved to center stage for high yield investors in the second quarter when Federal Reserve Chairman Ben Bernanke suggested that the Fed’s stimulative bond buying program may begin tapering in the near future. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds, due to modest economic growth and the market’s reaction to the suggestion of tapering. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter when investors enjoyed higher levels of interest rates overall.

As measured by the BofA Merrill Lynch U.S. High Yield Master II Index, the high yield market produced a modestly positive return of 0.87% for the six-month period ended September 30, 2013, despite a 76 basis point increase in U.S. Treasury yields. The second quarter correction was localized to fixed income markets and did not spread to equity markets. Consequently, in the high yield market, the more interest rate-sensitive BB-rated bonds were basically flat for the period, while more equity-sensitive CCC-rated bonds returned 2.8%, during the period. The high yield spread absorbed a portion of the higher treasury rates and narrowed 20 basis points, ending the period at 478 basis points.

Investors placed money into high yield mutual funds in the third quarter to the tune of $6.6 billion,1 recovering about half of the $15.9 billion redeemed in the second quarter. Reflecting the general pace of renewed confidence, mutual fund flows were back-end loaded, with September representing $5.2 billion of the overall flow. The high yield market significantly outperformed investment-grade corporates, Treasury bonds, and emerging market bonds, which were all down year-to-date.2

Credit conditions remain positive, with the trailing twelve-month default rate at 1.1%.3 Defaults have been modest since 2010, and we believe defaults will remain low for the foreseeable future. Investors saw improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies. We remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. Lower-rated new issue volume, as a percentage of total issuance year-to-date, which was 16.7%4 in June grew to 18.8%.5 Refinancing, as a percentage of new issuance remains high, but is decreasing. Overall, refinancing represented 58%6 of all new issuance so far this year, a decline from 63% in June, but up from a post-recession low of 55% seen in 20114. We believe that a greater degree of re-risking is occurring in the leveraged loan market, repeating the pattern seen in the last credit cycle. In contrast to the low and declining trend in defaults for bonds, loan default rates are increasing and are now at the highest level since November 2010.3

OUTLOOK

While we continue to see generally responsible behavior on the part of high yield borrowers, we are beginning to see some signs of re-risking. However, we believe we remain at the early stage of the re-risking phase of the credit cycle. The leveraged buyout of Dell computer in September 2013 may represent a bellwether for future leveraged buyouts, and an increasing percentage of new issues will pay dividends to equity sponsors or are coming from lower rated companies.

2013 Semi-Annual Report            23

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

As in past quarters, we remain primarily concerned about global political and economic risks more than high yield specific risks. While we saw a relief from these concerns in the third quarter, the risks remain potent. At the end of the period, the U.S. Congress was gridlocked over a shutdown of the federal government and faced a serious debt limit increase in mid-October. The three primary macroeconomic risks remain the same: the pace of economic expansion (China and Europe being most concerning), the risk of a fiscal policy error as governments seek to rein in ballooning budget deficits and manage out of control retirement and healthcare costs (the U.S. and Europe are most concerning here), and the ever present question of tightening monetary policy by either the Federal Reserve or another central bank. Many economists are seeing the beginnings of a possible synchronized global expansion which may relieve concerns about growth, but political risks remain very high across the world.

We have noted in the past that the high yield market is trading at a premium to par, which limits upside price potential. The market remains lower than its first quarter peak, thereby regaining some upside potential. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market. However, spreads remain tighter than they were at the end of last year. Consequently, we remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and that investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 17.
[2]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 2.
[3]	J.P. Morgan, Default Monitor, October 1, 2013, p. 2.
[4]	J.P. Morgan, Default Monitor, July 1, 2013, p. 11.
[5]	J.P. Morgan, Default Monitor, October 1, 2013, p. 12.
[6]	J.P. Morgan, Default Monitor, October 1, 2013, p. 13.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

24            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2013 and subject to change based on subsequent developments.

2013 Semi-Annual Report            25

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.78%
Weighted average coupon	8.15%
Weighted average life	5.02 years
Percentage of leveraged assets	28.39%
Total number of holdings	134

CREDIT QUALITY
A	1%
BBB	2%
BB	12%
B	56%
CCC	23%
Unrated	4%
Cash	2%

Total	100%

ASSET ALLOCATION[2]
Investment Grade Corporate Bonds	4%
High Yield Corporate Bonds	92%
Term Loans, Common Stocks and Warrants	4%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

26            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 4.7%
Automotive – 1.2%
Ford Motor Co. [1]	6.50%	08/01/18	$525	$604,957

Basic Industry – 1.3%
Georgia-Pacific LLC	7.25	06/01/28	240	292,877
Georgia-Pacific LLC	7.38	12/01/25	285	358,098

Total Basic Industry				650,975

Energy – 0.9%
Pioneer Natural Resources Co.	6.65	03/15/17	400	461,130

Services – 1.3%
Legrand France SA [1,2]	8.50	02/15/25	500	635,391

Total INVESTMENT GRADE CORPORATE BONDS (Cost $2,002,963)				2,352,453

HIGH YIELD CORPORATE BONDS – 124.8%
Automotive – 6.1%
American Axle & Manufacturing, Inc.	6.25	03/15/21	475	489,250
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	625	700,000
Jaguar Land Rover Automotive PLC [2,3,4]	8.13	05/15/21	475	528,437
Motors Liquidation Co. [5,6]	8.38	07/15/33	1,500	150
Pittsburgh Glass Works LLC [1,3,4]	8.50	04/15/16	675	693,563
Servus Luxembourg Holding SCA [2,3,4]	7.75	06/15/18	475	652,372

Total Automotive				3,063,772

Basic Industry – 22.4%
AK Steel Corp. [1]	7.63	05/15/20	500	420,000
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	750	615,000
Arch Coal, Inc. [1]	7.25	06/15/21	1,100	830,500
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	625	664,062
Building Materials Corporation of America [3,4]	6.75	05/01/21	300	322,500
Cascades, Inc. [1,2]	7.75	12/15/17	625	653,125
FMG Resources August 2006 Property Ltd. [2,3,4]	6.88	04/01/22	400	400,000
Hexion US Finance Corp. [1]	9.00	11/15/20	850	830,875
Huntsman International LLC [1]	8.63	03/15/21	550	610,500
INEOS Group Holdings SA [1,2,3,4]	6.13	08/15/18	700	684,250
Masonite International Corp. [1,2,3,4]	8.25	04/15/21	625	685,937
Millar Western Forest Products Ltd. [2]	8.50	04/01/21	325	328,250
Ply Gem Industries, Inc.	8.25	02/15/18	559	598,130
Steel Dynamics, Inc. [1]	7.63	03/15/20	325	351,406
Tembec Industries, Inc. [1,2]	11.25	12/15/18	625	679,687
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [2,3,4]	8.75	02/01/19	525	521,063
USG Corp. [1]	9.75	01/15/18	675	781,313
Verso Paper Holdings LLC/Verso Paper, Inc. [1]	11.75	01/15/19	625	645,313
Xerium Technologies, Inc.	8.88	06/15/18	525	538,125

Total Basic Industry				11,160,036

See Notes to Financial Statements.

2013 Semi-Annual Report            27

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Capital Goods – 10.2%
AAR Corp.	7.25%	01/15/22	$225	$234,563
AAR Corp. [3,4]	7.25	01/15/22	125	130,313
Ardagh Packaging Finance PLC [2,3,4]	7.00	11/15/20	675	648,000
Berry Plastics Corp. [1]	9.50	05/15/18	625	676,562
Coleman Cable, Inc.	9.00	02/15/18	300	318,750
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	775	852,500
Mueller Water Products, Inc. [1]	7.38	06/01/17	625	640,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	9.00	04/15/19	625	656,250
Tekni-Plex, Inc. [3,4]	9.75	06/01/19	253	284,625
Terex Corp.	6.00	05/15/21	425	429,781
Terex Corp.	6.50	04/01/20	225	236,250

Total Capital Goods				5,108,219

Consumer Cyclical – 9.0%
ACCO Brands Corp.	6.75	04/30/20	500	500,625
American Axle & Manufacturing, Inc.	7.75	11/15/19	275	306,625
DineEquity, Inc. [1]	9.50	10/30/18	600	667,500
Levi Strauss & Co. [1]	7.63	05/15/20	675	727,313
Limited Brands, Inc.	7.60	07/15/37	375	376,406
Limited Brands, Inc.	8.50	06/15/19	250	298,125
Michaels Stores, Inc.	7.75	11/01/18	475	510,625
New Albertsons, Inc.	7.75	06/15/26	600	489,000
Sally Holdings LLC/Sally Capital, Inc.	6.88	11/15/19	250	273,750
YCC Holdings LLC/Yankee Finance, Inc. [7]	10.25	02/15/16	325	333,125

Total Consumer Cyclical				4,483,094

Consumer Non-Cyclical – 2.3%
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	534	570,045
Easton-Bell Sports, Inc. [1]	9.75	12/01/16	525	556,505

Total Consumer Non-Cyclical				1,126,550

Energy – 17.3%
AmeriGas Partners LP	7.00	05/20/22	325	338,000
Atlas Pipeline Partners, LP [3,4]	5.88	08/01/23	725	681,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp. [1]	8.63	10/15/20	625	659,375
Calfrac Holdings LP [1,3,4]	7.50	12/01/20	650	654,875
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	550	584,375
EV Energy Partners LP/EV Energy Finance Corp. [1]	8.00	04/15/19	625	625,000
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	8.13	11/15/18	250	271,250
GMX Resources, Inc. [1,6]	11.00	12/01/17	233	205,084
Hilcorp Energy I LP/Hilcorp Finance Co. [1,3,4]	8.00	02/15/20	675	729,000
Key Energy Services, Inc.	6.75	03/01/21	375	371,250
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	660	682,275
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	600	621,000
Precision Drilling Corp. [2]	6.63	11/15/20	225	237,937

See Notes to Financial Statements.

28            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
RKI Exploration & Production LLC [3,4]	8.50%	08/01/21	$450	$452,250
Trinidad Drilling Ltd. [1,2,3,4]	7.88	01/15/19	625	659,375
Venoco, Inc.	8.88	02/15/19	600	604,500
W&T Offshore, Inc.	8.50	06/15/19	220	233,200

Total Energy				8,610,246

Finance & Investment – 1.4%
Numericable Finance & Company SCA [2]	12.38	02/15/19	425	684,204

Healthcare – 8.4%
CHS/Community Health Systems, Inc.	7.13	07/15/20	350	353,500
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	475	503,500
HCA, Inc. [1]	8.00	10/01/18	625	718,750
inVentiv Health, Inc. [3,4]	11.00	08/15/18	245	196,612
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,3,4]	9.50	12/01/19	625	702,344
Kindred Healthcare, Inc. [1]	8.25	06/01/19	650	692,250
Polymer Group, Inc. [1]	7.75	02/01/19	600	641,250
Service Corporation International [1]	6.75	04/01/16	325	352,219

Total Healthcare				4,160,425

Media – 10.3%
ARC Document Solutions, Inc. [1]	10.50	12/15/16	600	627,000
Cablevision Systems Corp. [1]	8.63	09/15/17	750	860,625
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	8.13	04/30/20	675	734,062
Cenveo Corp. [1]	8.88	02/01/18	675	671,625
Clear Channel Communications, Inc. [1]	9.00	03/01/21	650	628,875
Cumulus Media Holdings, Inc. [1]	7.75	05/01/19	650	674,375
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	625	682,813
National CineMedia LLC	6.00	04/15/22	225	229,500

Total Media				5,108,875

Real Estate – 1.4%
Realogy Corp. [1,3,4]	7.88	02/15/19	625	682,812

Services – 17.9%
AMC Entertainment, Inc. [1]	8.75	06/01/19	600	645,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.	5.50	04/01/23	350	323,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	625	678,125
Boyd Gaming Corp. [1]	9.00	07/01/20	650	705,250
Casella Waste Systems, Inc. [1]	7.75	02/15/19	825	820,875
Chester Downs & Marina LLC [1,3,4]	9.25	02/01/20	700	705,250
CityCenter Holdings LLC/CityCenter Finance Corp. [1]	7.63	01/15/16	600	628,500
Iron Mountain, Inc.	5.75	08/15/24	375	337,500
Iron Mountain, Inc. [1]	8.38	08/15/21	275	295,625
Isle of Capri Casinos, Inc.	5.88	03/15/21	350	328,125
MGM Resorts International [1]	7.63	01/15/17	475	530,812
MTR Gaming Group, Inc. [1]	11.50	08/01/19	628	689,592
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [1,3,4]	8.88	04/15/17	625	635,938

See Notes to Financial Statements.

2013 Semi-Annual Report            29

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PulteGroup, Inc. [1]	6.38%	05/15/33	$600	$535,500
United Rentals North America, Inc.	7.63	04/15/22	325	353,438
United Rentals North America, Inc.	8.25	02/01/21	350	388,500
United Rentals North America, Inc. [1]	10.25	11/15/19	275	310,750

Total Services				8,912,530

Technology & Electronics – 3.6%
First Data Corp. [1,3,4]	11.25	01/15/21	800	836,000
Freescale Semiconductor, Inc. [1]	8.05	02/01/20	625	657,813
ION Geophysical Corp. [3,4]	8.13	05/15/18	350	325,500

Total Technology & Electronics				1,819,313

Telecommunications – 12.0%
CenturyLink, Inc. [1]	7.65	03/15/42	650	578,500
Cincinnati Bell, Inc. [1]	8.75	03/15/18	650	686,563
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	200	203,500
Frontier Communications Corp. [1]	7.13	03/15/19	1,050	1,114,312
Intelsat Luxembourg SA [2,3,4]	7.75	06/01/21	650	672,750
Level 3 Communications, Inc. [1]	8.88	06/01/19	650	695,500
MetroPCS Wireless, Inc. [1,3,4]	6.63	04/01/23	650	651,625
PAETEC Holding Corp.	9.88	12/01/18	375	417,187
Windstream Corp.	7.50	06/01/22	650	648,375
Zayo Group LLC	10.13	07/01/20	250	286,875

Total Telecommunications				5,955,187

Utility – 2.5%
Calpine Corp. [1,3,4]	7.25	10/15/17	495	513,562
NRG Energy, Inc. [1]	8.50	06/15/19	675	723,938

Total Utility				1,237,500

Total HIGH YIELD CORPORATE BONDS (Cost $59,944,034)				62,112,763

TERM LOANS – 3.2%
Albertson, Inc. [4,8]	4.75	03/21/19	224	223,177
Fairpoint Communications, Inc. [4,8]	7.50	02/14/19	373	375,509
Four Seasons Holdings, Inc. [4,8]	6.25	12/13/20	325	331,500
inVentiv Health, Inc. [4,8]	7.50	08/04/16	475	457,188
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	189	127,287
Texas Competitive Electric Holdings Company LLC [4,8]	4.68	10/10/17	3	1,941
Texas Competitive Electric Holdings Company LLC [4,8]	4.77	10/10/17	94	63,200

Total TERM LOANS (Cost $1,625,628)				1,579,802

See Notes to Financial Statements.

30            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Shares	Value (Note 2)
COMMON STOCKS – 1.8%
Services – 0.2%
Iron Mountain, Inc.	4,500	$121,590

Telecommunications – 1.6%
AT&T, Inc.	5,200	175,864
CenturyLink, Inc.	5,140	161,293
Frontier Communications Corp.	87,786	366,068
Windstream Holdings, Inc.	9,200	73,600

Total Telecommunications		776,825

Total COMMON STOCKS (Cost $1,093,665)		898,415

WARRANTS – 0.6%
Automotive – 0.6%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00	6,469	170,911
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $18.33	6,469	120,323

Total Automotive		291,234

Total WARRANTS (Cost $384,116)		291,234

Total Investments – 135.1% (Cost $65,050,406)		67,234,667
Liabilities in Excess of Other Assets – (35.1)%		(17,455,092)

TOTAL NET ASSETS – 100.0%		$49,779,575

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount pledged as collateral for credit facility.
2	—	Foreign security or a U.S. security of a foreign company.
3	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the total value of all such investments was $15,695,248 or 31.5% of net assets.

4	—	Private Placement.
5	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2013, the total value of all such securities was $150 or 0.0% of net assets. The Adviser has deemed these securities illiquid pursuant to procedures adopted by the Fund’s Board of Directors. The security was acquired on April 21, 2011 with a cost of $0.01.

6	—	Issuer is currently in default on its regularly scheduled interest payment.
7	—	Payment in kind security.
8	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2013.
9	—	Non-income producing security.

See Notes to Financial Statements.

2013 Semi-Annual Report            31

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ended September 30, 2013, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on net asset value of 3.48% and a total return based on market price of 2.34%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.35 on September 30, 2013, the Fund’s shares had a dividend yield of 7.56%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund was overweight in the Basic Industry, Real Estate and Automotive sectors. The Basic Industry sector benefited from improving economic growth, but performance was offset by weak security selection. Specifically, coal company bonds moved lower during the period due to price competition from cheap natural gas, which is pressuring coal prices. The Real Estate overweight resulted in a drag on performance, as the bonds of several

32            Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

REITS declined due to higher interest rates. The Automotive overweight added to performance, especially due to strong security selection in Auto Parts bonds, which benefited from stronger production in North America and Europe.

The Fund was underweight in the Energy, Financial Services and Healthcare sectors. Since the Energy sector underperformed the market, our lack of exposure added to performance. Additionally, very strong security selection boosted returns in the Energy sector. Similarly, since Financial Services underperformed the market, our lack of exposure contributed to positive performance. The underweight in Healthcare was a neutral contributor to performance; however, very strong security selection allowed the Fund to outperform in the sector.

HIGH YIELD MARKET COMMENTARY

Global macroeconomic concerns moved to center stage for high yield investors in the second quarter when Federal Reserve Chairman Ben Bernanke suggested that the Fed’s stimulative bond buying program may begin tapering in the near future. Investors panicked at the prospect of losing a large fixed income buyer and reacted by heavily redeeming fixed income mutual funds, especially exchange traded funds. Interest rates rose sharply, and most spread products, such as high yield, exhibited wider spreads. Calm returned in the third quarter when the Fed retreated and promised to continue buying bonds, due to modest economic growth and the market’s reaction to the suggestion of tapering. Investors grew more confident about fixed income securities, and money resumed flowing into high yield mutual funds after record redemptions in the second quarter when investors enjoyed higher levels of interest rates overall.

As measured by the BofA Merrill Lynch U.S. High Yield Master II Index, the high yield market produced a modestly positive return of 0.87% for the six-month period ended September 30, 2013, despite a 76 basis point increase in U.S. Treasury yields. The second quarter correction was localized to fixed income markets and did not spread to equity markets. Consequently, in the high yield market, the more interest rate-sensitive BB-rated bonds were basically flat for the period, while more equity-sensitive CCC-rated bonds returned 2.8%, during the period. The high yield spread absorbed a portion of the higher treasury rates and narrowed 20 basis points, ending the period at 478 basis points.

Investors placed money into high yield mutual funds in the third quarter to the tune of $6.6 billion,1 recovering about half of the $15.9 billion redeemed in the second quarter. Reflecting the general pace of renewed confidence, mutual fund flows were back-end loaded, with September representing $5.2 billion of the overall flow. The high yield market significantly outperformed investment-grade corporates, Treasury bonds, and emerging market bonds, which were all down year-to-date.2

Credit conditions remain positive, with the trailing twelve-month default rate at 1.1%.3 Defaults have been modest since 2010, and we believe defaults will remain low for the foreseeable future. Investors saw improvement in the upgrade-to-downgrade ratio as measured by the bond rating agencies. We remain positively disposed toward credit as we see continued positive trends in the new issue market.

Most of the parameters we monitor remain positive, but indicate the market is in the early stages of re-risking. Lower-rated new issue volume, as a percentage of total issuance year-to-date, which was 16.7%4 in June grew to 18.8%.5 Refinancing, as a percentage of new issuance remains high, but is decreasing. Overall, refinancing represented 58%6 of all new issuance so far this year, a decline from 63% in June, but up from a post-recession low of 55% seen in 20114. We believe that a greater degree of re-risking is occurring in the leveraged loan market, repeating the pattern seen in the last credit cycle. In contrast to the low and declining trend in defaults for bonds, loan default rates are increasing and are now at the highest level since November 2010.3

OUTLOOK

While we continue to see generally responsible behavior on the part of high yield borrowers, we are beginning to see some signs of re-risking. However, we believe we remain at the early stage of the re-risking phase of the credit cycle. The leveraged buyout of Dell computer in September 2013 may represent a bellwether for future leveraged buyouts, and an increasing percentage of new issues will pay dividends to equity sponsors or are coming from lower rated companies.

2013 Semi-Annual Report            33

HELIOS STRATEGIC INCOME FUND, INC.

As in past quarters, we remain primarily concerned about global political and economic risks more than high yield specific risks. While we saw a relief from these concerns in the third quarter, the risks remain potent. At the end of the period, the U.S. Congress was gridlocked over a shutdown of the federal government and faced a serious debt limit increase in mid-October. The three primary macroeconomic risks remain the same: the pace of economic expansion (China and Europe being most concerning), the risk of a fiscal policy error as governments seek to rein in ballooning budget deficits and manage out of control retirement and healthcare costs (the U.S. and Europe are most concerning here), and the ever present question of tightening monetary policy by either the Federal Reserve or another central bank. Many economists are seeing the beginnings of a possible synchronized global expansion which may relieve concerns about growth, but political risks remain very high across the world.

We have noted in the past that the high yield market is trading at a premium to par, which limits upside price potential. The market remains lower than its first quarter peak, thereby regaining some upside potential. Spreads have widened in the correction and yields have come off all-time lows. This has restored some value to the market. However, spreads remain tighter than they were at the end of last year. Consequently, we remain positively disposed toward high yield investments, but continue to caution that – like all risk assets – they remain vulnerable to investor sentiment and that investors would be prudent to keep future expected returns roughly in line with current yields.

[1]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 17.
[2]	J.P. Morgan, High Yield Market Monitor, October 1, 2013, page 2.
[3]	J.P. Morgan, Default Monitor, October 1, 2013, p. 2.
[4]	J.P. Morgan, Default Monitor, July 1, 2013, p. 11.
[5]	J.P. Morgan, Default Monitor, October 1, 2013, p. 12.
[6]	J.P. Morgan, Default Monitor, October 1, 2013, p. 13.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

34            Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

This may contain information obtained from third parties, including ratings from credit ratings agencies such as Standard & Poor’s. Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party. Third party content providers do not guarantee the accuracy, completeness, timeliness or availability of any information, including ratings, and are not responsible for any errors or omissions (negligent or otherwise), regardless of the case, of the results obtained from the use of such content. THIRD PARTY CONTENT PROVIDERS GIVE NO EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. THIRD PARTY CONTENT PROVIDERS SHALL NOT BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF THEIR CONTENT, INCLUDING RATINGS. Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities. They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on September 30, 2013 and subject to change based on subsequent developments.

2013 Semi-Annual Report            35

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

September 30, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.56%
Weighted average coupon	7.54%
Weighted average life	5.78 years
Percentage of leveraged assets	28.74%
Total number of holdings	126

CREDIT QUALITY
A	1%
BBB	24%
BB	10%
B	36%
CCC	20%
Unrated	8%
Cash	1%

Total	100%

ASSET ALLOCATION[2]
Commercial Mortgage-Backed Securities	3%
Investment Grade Corporate Bonds	28%
High Yield Corporate Bonds	62%
Term Loans, Common Stocks and Warrants	7%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by September 30, 2013 stock price.

[2]	Includes only invested assets; excludes cash.

36            Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.7%
Commercial Mortgage Pass Through Certificates Class A4, Series 2007-C9 [1]	5.99%	12/10/49	$500	$568,796
Wachovia Bank Commercial Mortgage Trust Class A5, Series 2007-C30	5.34	12/15/43	890	984,641

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $1,460,615)				1,553,437

INVESTMENT GRADE CORPORATE BONDS – 37.9%
Automotive – 1.2%
Ford Motor Co. [2]	6.50	08/01/18	450	518,535

Banking – 1.3%
The Goldman Sachs Group, Inc.	3.63	01/22/23	575	549,848

Basic Industry – 5.3%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,073,262
The Dow Chemical Co. [2]	5.70	05/15/18	1,000	1,154,268

Total Basic Industry				2,227,530

Capital Goods – 5.1%
AGCO Corp. [2]	5.88	12/01/21	525	570,159
Bank of America Corp.	3.30	01/11/23	575	538,637
DP World Sukuk Ltd [3,4,5]	6.25	07/02/17	400	438,000
Tyco Electronics Group S.A. [2,5]	6.55	10/01/17	500	576,533

Total Capital Goods				2,123,329

Consumer Cyclical – 4.4%
International Game Technology	7.50	06/15/19	250	292,246
Macy’s Retail Holdings, Inc.	2.88	02/15/23	575	517,015
Newell Rubbermaid, Inc.	4.00	06/15/22	525	523,552
Wyndham Worldwide Corp.	4.25	03/01/22	525	517,058

Total Consumer Cyclical				1,849,871

Consumer Non-Cyclical – 4.0%
Altria Group, Inc. [2]	9.70	11/10/18	169	223,422
Anheuser-Busch InBev Worldwide, Inc. [2]	7.75	01/15/19	1,000	1,258,293
DP World Ltd [3,4,5]	6.85	07/02/37	200	201,000

Total Consumer Non-Cyclical				1,682,715

Energy – 1.3%
SESI LLC	7.13	12/15/21	500	546,250

Finance & Investment – 3.8%
HCP, Inc.	3.15	08/01/22	550	506,320
KKR Group Finance Company LLC [3,4]	6.38	09/29/20	475	539,557
Morgan Stanley	4.88	11/01/22	550	550,290

Total Finance & Investment				1,596,167

Media – 1.4%
Time Warner Cable, Inc. [2]	8.25	04/01/19	500	578,801

See Notes to Financial Statements.

2013 Semi-Annual Report            37

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS (continued)
Real Estate – 1.3%
Ventas Realty LP/Ventas Capital Corp.	3.25%	08/15/22	$575	$537,144

Services – 2.7%
Legrand France SA [2,5]	8.50	02/15/25	450	571,852
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. [3,4]	4.25	05/30/23	600	550,500

Total Services				1,122,352

Telecommunications – 6.1%
DIRECTV Holdings LLC/DIRECTV Financing Company, Inc.	3.80	03/15/22	550	513,342
Qwest Corp. [2]	6.88	09/15/33	1,000	968,696
Symantec Corp.	3.95	06/15/22	550	541,329
WPP Finance 2010 [5]	3.63	09/07/22	550	522,027

Total Telecommunications				2,545,394

Total INVESTMENT GRADE CORPORATE BONDS (Cost $15,313,044)				15,877,936

HIGH YIELD CORPORATE BONDS – 85.7%
Automotive – 3.8%
Chrysler Group LLC/CG Co-Issuer, Inc. [2]	8.25	06/15/21	525	588,000
Jaguar Land Rover Automotive PLC [2,3,4,5]	8.13	05/15/21	400	445,000
Motors Liquidation Co. [6,7]	8.38	07/15/33	1,250	125
Pittsburgh Glass Works LLC [2,3,4]	8.50	04/15/16	530	544,575

Total Automotive				1,577,700

Basic Industry – 15.3%
AK Steel Corp. [2]	7.63	05/15/20	325	273,000
Alpha Natural Resources, Inc. [2]	6.25	06/01/21	625	512,500
Arch Coal, Inc. [2]	7.25	06/15/21	950	717,250
Associated Materials LLC/AMH New Finance, Inc. [2]	9.13	11/01/17	525	557,812
Cascades, Inc. [2,5]	7.88	01/15/20	525	553,875
Hexion US Finance Corp. [2]	9.00	11/15/20	575	562,063
INEOS Group Holdings SA [2,3,4,5]	6.13	08/15/18	600	586,500
Masonite International Corp. [2,3,4,5]	8.25	04/15/21	530	581,675
Ply Gem Industries, Inc.	8.25	02/15/18	220	235,400
Tembec Industries, Inc. [5]	11.25	12/15/18	375	407,812
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. [3,4,5]	8.75	02/01/19	450	446,625
Verso Paper Holdings LLC/Verso Paper, Inc. [2]	11.75	01/15/19	525	542,063
Xerium Technologies, Inc. [2]	8.88	06/15/18	425	435,625

Total Basic Industry				6,412,200

Capital Goods – 6.7%
Ardagh Packaging Finance PLC [3,4,5]	7.00	11/15/20	575	552,000
Berry Plastics Corp. [2]	9.50	05/15/18	525	568,312
Crown Cork & Seal Company, Inc. [2]	7.38	12/15/26	500	550,000
Mueller Water Products, Inc. [2]	7.38	06/01/17	350	358,750
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [2]	9.00	04/15/19	525	551,250

See Notes to Financial Statements.

38            Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Tekni-Plex, Inc. [3,4]	9.75%	06/01/19	$198	$222,750

Total Capital Goods				2,803,062

Consumer Cyclical – 4.0%
American Axle & Manufacturing, Inc.	7.75	11/15/19	175	195,125
Levi Strauss & Co. [2]	7.63	05/15/20	475	511,812
Limited Brands, Inc. [2]	7.60	07/15/37	350	351,313
New Albertsons, Inc.	7.75	06/15/26	500	407,500
YCC Holdings LLC/Yankee Finance, Inc. [8]	10.25	02/15/16	200	205,000

Total Consumer Cyclical				1,670,750

Consumer Non-Cyclical – 1.0%
C&S Group Enterprises LLC [2,3,4]	8.38	05/01/17	400	427,000

Energy – 12.7%
Atlas Pipeline Partners, LP [3,4]	5.88	08/01/23	625	587,500
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.63	10/15/20	525	553,875
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	525	528,937
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	504,688
EV Energy Partners LP/EV Energy Finance Corp. [2]	8.00	04/15/19	525	525,000
FTS International Services LLC/FTS International Bonds, Inc. [3,4]	8.13	11/15/18	143	155,155
GMX Resources, Inc. [2,7]	11.00	12/01/17	194	171,041
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	475	513,000
Linn Energy LLC/Linn Energy Finance Corp.	8.63	04/15/20	140	144,725
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	258,750
RKI Exploration & Production LLC [3,4]	8.50	08/01/21	375	376,875
Trinidad Drilling Ltd. [2,3,4,5]	7.88	01/15/19	310	327,050
Venoco, Inc. [2]	8.88	02/15/19	500	503,750
W&T Offshore, Inc.	8.50	06/15/19	185	196,100

Total Energy				5,346,446

Healthcare – 4.8%
DJO Finance LLC/DJO Finance Corp.	9.88	04/15/18	300	318,000
HCA, Inc. [2]	8.00	10/01/18	525	603,750
inVentiv Health, Inc. [3,4]	11.00	08/15/18	205	164,513
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [2,3,4]	9.50	12/01/19	300	337,125
Kindred Healthcare, Inc. [2]	8.25	06/01/19	550	585,750

Total Healthcare				2,009,138

Media – 9.0%
ARC Document Solutions, Inc. [2]	10.50	12/15/16	500	522,500
Cablevision Systems Corp. [2]	8.63	09/15/17	475	545,062
CCO Holdings LLC/CCO Holdings Capital Corp. [2]	8.13	04/30/20	550	598,125
Cenveo Corp.	8.88	02/01/18	550	547,250
Clear Channel Communications, Inc. [2]	9.00	03/01/21	500	483,750
Cumulus Media Holdings, Inc. [2]	7.75	05/01/19	475	492,813

See Notes to Financial Statements.

2013 Semi-Annual Report            39

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Mediacom LLC/Mediacom Capital Corp. [2]	9.13%	08/15/19	$525	$573,562

Total Media				3,763,062

Real Estate – 1.4%
Realogy Corp. [2,3,4]	7.88	02/15/19	525	573,563

Services – 13.2%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	645,000
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [2]	8.25	01/15/19	525	569,625
Boyd Gaming Corp. [2]	9.00	07/01/20	575	623,875
Casella Waste Systems, Inc. [2]	7.75	02/15/19	725	721,375
Chester Downs & Marina LLC [3,4]	9.25	02/01/20	575	579,313
Iron Mountain, Inc.	8.38	08/15/21	225	241,875
MGM Resorts International [2]	7.63	01/15/17	400	447,000
MTR Gaming Group, Inc. [2]	11.50	08/01/19	528	579,265
Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp. [2,3,4]	8.88	04/15/17	525	534,187
United Rentals North America, Inc.	8.25	02/01/21	275	305,250
United Rentals North America, Inc. [2]	10.25	11/15/19	250	282,500

Total Services				5,529,265

Technology & Electronics – 3.7%
First Data Corp. [2,3,4]	11.25	01/15/21	700	731,500
Freescale Semiconductor, Inc. [2]	8.05	02/01/20	525	552,563
ION Geophysical Corp. [3,4]	8.13	05/15/18	300	279,000

Total Technology & Electronics				1,563,063

Telecommunications – 8.9%
Cincinnati Bell, Inc. [2]	8.75	03/15/18	575	607,344
Fairpoint Communications, Inc. [3,4]	8.75	08/15/19	100	101,750
Frontier Communications Corp. [2]	7.13	03/15/19	725	769,406
Intelsat Luxembourg SA [3,4,5]	7.75	06/01/21	550	569,250
Level 3 Communications, Inc. [2]	8.88	06/01/19	525	561,750
MetroPCS Wireless, Inc. [3,4]	6.63	04/01/23	290	290,725
PAETEC Holding Corp.	9.88	12/01/18	250	278,125
Windstream Corp.	7.50	06/01/22	550	548,625

Total Telecommunications				3,726,975

Utility – 1.2%
NRG Energy, Inc. [2]	8.50	06/15/19	475	509,437

Total HIGH YIELD CORPORATE BONDS (Cost $34,609,270)				35,911,661

TERM LOANS – 2.5%
Albertson, Inc. [1,4]	4.75	03/21/19	199	198,379
Fairpoint Communications, Inc. [1,4]	7.50	02/14/19	299	300,407
inVentiv Health, Inc. [1,4]	7.50	08/04/16	400	385,000
Texas Competitive Electric Holdings Company LLC [1,4]	4.68	10/10/17	158	106,072
Texas Competitive Electric Holdings Company LLC [1,4]	4.68	10/10/17	2	1,618

See Notes to Financial Statements.

40            Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
TERM LOANS (continued)
Texas Competitive Electric Holdings Company LLC [1,4]	4.77%	10/10/17	$78	$52,667

Total TERM LOANS (Cost $1,090,827)				1,044,143

			Shares	Value (Note 2)
COMMON STOCKS – 6.7%
Consumer Staples – 1.6%
B&G Foods, Inc.			20,000	691,000

Energy – 1.4%
BreitBurn Energy Partners LP [2]			13,075	239,665
Crosstex Energy LP			7,800	155,220
Niska Gas Storage Partners LLC			12,500	193,125

Total Energy				588,010

Services – 0.2%
Iron Mountain, Inc.			3,800	102,676

Telecommunications – 3.5%
AT&T, Inc.			8,500	287,470
CenturyLink, Inc.			9,500	298,110
Frontier Communications Corp.			73,500	306,495
Verizon Communications, Inc.			7,500	349,950
Windstream Holdings, Inc.			26,350	210,800

Total Telecommunications				1,452,825

Total COMMON STOCKS (Cost $2,585,736)				2,834,511

WARRANTS – 0.6%
Automotive – 0.6%
General Motors Financial Company, Inc. [9]
Expiration: July 2016
Exercise Price: $10.00			5,546	146,525
General Motors Financial Company, Inc. [9]
Expiration: July 2019
Exercise Price: $18.33			5,546	103,156

Total Automotive				249,681

Total WARRANTS (Cost $336,207)				249,681

Total Investments – 137.1% (Cost $55,395,699)				57,471,369
Liabilities in Excess of Other Assets – (37.1)%				(15,556,397)

TOTAL NET ASSETS – 100.0%				$41,914,972

See Notes to Financial Statements.

2013 Semi-Annual Report            41

HELIOS STRATEGIC INCOME FUND, INC.

Schedule of Investments (Unaudited)

September 30, 2013

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Variable rate security – Interest rate shown is the rate in effect as of September 30, 2013.
2	—	Portion or entire principal amount pledged as collateral for credit facility.
3	—

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2013, the total value of all such investments was $12,184,625 or 29.1% of net assets.

4	—	Private Placement.
5	—	Foreign security or a U.S. security of a foreign company.
6	—

Security fair valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of September 30, 2013, the total value of all such securities was $125 or 0.0% of net assets. The Adviser has deemed these securities illiquid pursuant to procedures adopted by the Fund’s Board of Directors. The security was acquired on April 21, 2011 with a cost of $0.01.

7	—	Issuer is currently in default on its regularly scheduled interest payment.
8	—	Payment in kind security.
9	—	Non-income producing security.

See Notes to Financial Statements.

42            Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

September 30, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$82,689,089	$59,239,343	$67,234,667	$57,471,369
Cash	1,187,610	700,663	1,021,175	415,602
Interest and dividends receivable	1,789,666	1,290,621	1,477,354	1,087,672
Prepaid expenses	7,684	5,430	6,161	5,183

Total assets	85,674,049	61,236,057	69,739,357	58,979,826

Liabilities:
Payable for credit facility (Note 6)	23,700,000	17,425,000	19,800,000	16,950,000
Payable for credit facility interest (Note 6)	3,063	2,176	2,510	2,164
Payable for open forward foreign currency contracts (Note 2)	46,849	33,406	37,479	—
Investment advisory fee payable (Note 4)	45,425	32,469	36,920	31,172
Administration fee payable (Note 4)	10,483	7,493	8,520	7,194
Directors fee payable	7,516	7,516	7,516	7,516
Accrued expenses	72,156	48,439	66,837	66,808

Total liabilities	23,885,492	17,556,499	19,959,782	17,064,854

Net Assets	$61,788,557	$43,679,558	$49,779,575	$41,914,972

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$655	$486	$760	$593
Additional paid-in capital (Note 8)	455,810,521	338,160,024	493,873,834	402,153,393
Undistributed net investment income	895,394	395,473	891,929	852,313
Accumulated net realized loss on investments and foreign currency transactions	(397,622,021)	(296,781,465)	(447,134,185)	(363,166,997)
Net unrealized appreciation on investments, forward contracts and foreign currency translations	2,704,008	1,905,040	2,147,237	2,075,670

Net assets applicable to capital stock outstanding	$61,788,557	$43,679,558	$49,779,575	$41,914,972

Total investments at cost	$79,938,803	$57,301,303	$65,050,406	$55,395,699

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,553,393	4,856,958	7,595,018	5,930,400
Net asset value per share	$9.43	$8.99	$6.55	$7.07

See Notes to Financial Statements.

2013 Semi-Annual Report            43

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended September 30, 2013

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$3,186,623	$2,267,469	$2,578,684	$1,910,300
Dividends	34,893	24,781	28,142	53,608

Total investment income	3,221,516	2,292,250	2,606,826	1,963,908

Expenses:
Investment advisory fees (Note 4)	277,075	197,838	224,703	189,811
Administration fees (Note 4)	63,940	45,655	51,855	43,803
Legal fees	77,675	38,913	63,223	53,146
Fund accounting fees	24,442	24,251	24,377	24,240
Audit and tax services	22,412	22,412	22,412	22,412
Directors’ fees	21,559	21,559	21,559	21,559
Reports to stockholders	18,280	15,222	16,170	15,668
Transfer agent fees	13,478	13,906	13,370	13,421
Registration fees	11,908	11,908	11,908	11,908
Insurance	10,220	7,196	8,156	6,977
Miscellaneous	6,204	5,102	5,627	5,915
Custodian fees	5,027	5,188	4,965	5,075

Total operating expenses	552,220	409,150	468,325	413,935
Interest expense on credit facility (Note 6)	142,059	101,026	116,464	99,255

Total expenses	694,279	510,176	584,789	513,190
Other income from litigation settlement*	499,622	361,405	404,435	347,673

Net investment income	3,026,859	2,143,479	2,426,472	1,798,391

Net Realized and Unrealized Gain on Investments, Foreign Currency Transactions and Forward Foreign Currency Contracts (Note 2):
Net realized gain (loss) on:
Investments	1,334,598	1,030,383	1,100,227	549,279
Litigation settlement*	689,493	499,772	792,403	605,197
Foreign currency transactions	(19,399)	(13,714)	(15,509)	—

Net realized gain on investment and foreign currency transactions	2,004,692	1,516,441	1,877,121	1,154,476

Net change in unrealized appreciation (depreciation) on:
Investments	(2,435,412)	(1,696,550)	(1,907,089)	(1,510,529)
Foreign currency translations	571	406	455	—
Forward foreign currency contracts	(46,849)	(33,406)	(37,479)	—

Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(2,481,690)	(1,729,550)	(1,944,113)	(1,510,529)

Net realized and unrealized loss on investments and foreign currency transactions	(476,998)	(213,109)	(66,992)	(356,053)

Net increase in net assets resulting from operations	$2,549,861	$1,930,370	$2,359,480	$1,442,338

*

Litigation settlement after attorney’s fees amounted to $4.2 million. Each Fund’s expenses that were incurred as a result of the litigation were reimbursed. The remaining balance was allocated to each Fund on a pro rata basis based on each Fund’s losses as a percentage of the total losses incurred by all four Funds.

See Notes to Financial Statements.

44            Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$3,026,859	$4,864,329	$2,143,479	$3,430,802
Net realized gain on investment and foreign currency transactions	2,004,692	1,385,779	1,516,441	1,078,304
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(2,481,690)	1,958,453	(1,729,550)	1,295,471

Net increase in net assets resulting from operations	2,549,861	8,208,561	1,930,370	5,804,577

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(2,457,523)	(4,911,337)	(1,748,506)	(3,464,450)
Return of capital	—	—	—	(28,702)

Total dividends and distributions paid	(2,457,523)	(4,911,337)	(1,748,506)	(3,493,152)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	119,536	—	117,071

Total increase in net assets	92,338	3,416,760	181,864	2,428,496
Net Assets:
Beginning of period	61,696,219	58,279,459	43,497,694	41,069,198

End of period.	$61,788,557	$61,696,219	$43,679,558	$43,497,694

(including undistributed net investment income of)	$895,394	$326,058	$395,473	$500

Share Transactions (Note 8):
Reinvested shares	—	13,262	—	13,611

See Notes to Financial Statements.

2013 Semi-Annual Report            45

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013	Six Months Ended September 30, 2013 (Unaudited)	Year Ended March 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,426,472	$3,897,739	$1,798,391	$2,812,307
Net realized gain on investment and foreign currency transactions	1,877,121	1,088,811	1,154,476	1,164,477
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency contracts and foreign currency translations	(1,944,113)	1,718,954	(1,510,529)	1,294,723

Net increase in net assets resulting from operations	2,359,480	6,705,504	1,442,338	5,271,507

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(1,936,729)	(3,872,058)	(1,423,295)	(2,609,376)

Total dividends and distributions paid	(1,936,729)	(3,872,058)	(1,423,295)	(2,609,376)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	40,192	—	—

Total increase in net assets	422,751	2,873,638	19,043	2,662,131
Net Assets:
Beginning of period	49,356,824	46,483,186	41,895,929	39,233,798

End of period	$49,779,575	$49,356,824	$41,914,972	$41,895,929

(including undistributed net investment income of)	$891,929	$402,186	$852,313	$477,217

Share Transactions (Note 8):
Reinvested shares	—	6,480	—	—

See Notes to Financial Statements.

46            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,549,861
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments.	(14,900,128)
Proceeds from disposition of long-term investments	15,179,503
Increase in interest and dividends receivable	(108,007)
Decrease in prepaid expenses	1,848
Decrease in payable for investments purchased	(873,500)
Decrease in payable for credit facility interest	(874)
Increase in payable for open forward foreign currency contracts	46,849
Decrease in investment advisory fee payable	(1,641)
Decrease in administration fee payable	(378)
Increase in directors fee payable	3,936
Decrease in accrued expenses	(16,490)
Net amortization on investments	(7,695)
Unrealized depreciation on investments	2,435,412
Net realized gain on investments	(1,334,598)
Net realized gain on litigation settlement	(689,493)

Net cash provided by operating activities	2,284,605

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(2,457,523)

Net cash used for financing activities	(2,457,523)

Net decrease in cash	(172,918)
Cash at the beginning of period	1,360,528

Cash at the end of period	$1,187,610

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2013, totaled $142,933.

See Notes to Financial Statements.

2013 Semi-Annual Report            47

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,930,370
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(10,909,638)
Proceeds from disposition of long-term investments	11,154,034
Increase in interest and dividends receivable	(85,935)
Decrease in prepaid expenses	1,280
Decrease in payable for investments purchased	(624,000)
Decrease in payable for credit facility interest	(624)
Increase in payable for open forward foreign currency contracts	33,406
Decrease in investment advisory fee payable	(1,072)
Decrease in administration fee payable	(247)
Increase in directors fee payable	3,936
Decrease in accrued expenses	(26,784)
Net amortization on investments	(2,337)
Unrealized depreciation on investments	1,696,550
Net realized gain on investments	(1,030,383)
Net realized gain on litigation settlement	(499,772)

Net cash provided by operating activities	1,638,784

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(1,748,506)

Net cash used for financing activities	(1,748,506)

Net decrease in cash	(109,722)
Cash at the beginning of period	810,385

Cash at the end of period	$700,663

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2013, totaled $101,650.

See Notes to Financial Statements.

48            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$2,359,480
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Purchases of long-term investments	(12,437,878)
Proceeds from disposition of long-term investments	12,902,139
Increase in interest and dividends receivable	(92,791)
Decrease in prepaid expenses	1,443
Decrease in payable for investments purchased	(698,875)
Decrease in payable for credit facility interest	(717)
Increase in payable for open forward foreign currency contracts	37,479
Decrease in investment advisory fee payable	(1,161)
Decrease in administration fee payable	(268)
Increase in directors fee payable	3,936
Decrease in accrued expenses	(12,956)
Net accretion on investments	3,821
Unrealized depreciation on investments	1,907,089
Net realized gain on investments	(1,100,227)
Net realized gain on litigation settlement	(792,403)

Net cash provided by operating activities	2,078,111

Cash flows used for financing activities:
Dividends and distributions paid to stockholders	(1,936,729)

Net cash used for financing activities	(1,936,729)

Net increase in cash	141,382
Cash at the beginning of period	879,793

Cash at the end of period	$1,021,175

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2013, totaled $117,181.

See Notes to Financial Statements.

2013 Semi-Annual Report            49

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended September 30, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$1,442,338
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities
Purchases of long-term investments.	(9,215,930)
Proceeds from disposition of long-term investments	7,969,228
Increase in interest and dividends receivable	(81,306)
Decrease in prepaid expenses	1,330
Decrease in payable for investments purchased.	(751,260)
Decrease in payable for credit facility interest	(469)
Decrease in investment advisory fee payable	(682)
Decrease in administration fee payable	(157)
Increase in directors fee payable	3,936
Decrease in accrued expenses	(11,897)
Net amortization on investments	(9,008)
Unrealized depreciation on investments	1,510,529
Net realized gain on investments	(549,279)
Net realized gain on litigation settlement	(605,197)

Net cash used for operating activities.	(297,824)

Cash flows used for financing activities:
Net cash provided by credit facility	1,000,000
Dividends and distributions paid to stockholders	(1,423,295)

Net cash used for financing activities	(423,295)

Net decrease in cash	(721,119)
Cash at the beginning of period	1,136,721

Cash at the end of period	$415,602

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended September 30, 2013, totaled $99,724.

See Notes to Financial Statements.

50            Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Years Ended March 31,
			2013	2012	2011	2010	2009[1,4]
Per Share Operating Performance:
Net asset value, beginning of period	$9.41		$8.91	$8.45	$7.50	$6.20	$15.55

Net investment income	0.47	*	0.74	0.76	0.74	0.70	1.75
Net realized and unrealized gain (loss) on investment, forward foreign currency contracts and foreign currency transactions	(0.07	)*	0.51	0.42	0.93	1.40	(8.85)

Net increase (decrease) in net asset value resulting from operations	0.40		1.25	1.18	1.67	2.10	(7.10)

Dividends from net investment income	(0.38)		(0.75)	(0.72)	(0.72)	(0.70)	(1.20)
Return of capital distributions	—		—	—	—	(0.10)	(1.05)

Total dividends and distributions paid	(0.38)		(0.75)	(0.72)	(0.72)	(0.80)	(2.25)

Net asset value, end of period	$9.43		$9.41	$8.91	$8.45	$7.50	$6.20

Market price, end of period	$8.52		$9.09	$9.30	$7.70	$7.00	$5.00

Total Investment Return†	0.31%[2]		6.22%	32.08%	21.39%	58.73%	-61.80%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$61,789		$61,696	$58,279	$55,243	$49,017	$40,676
Operating expenses	1.80%[3]		1.87%	1.93%	2.30%	2.22%	2.44%
Interest expense	0.46%[3]		0.52%	0.55%	0.37%	0.52%	0.03%
Total expenses	2.26%[3]		2.39%	2.48%	2.67%	2.74%	2.47%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.80%[3]		1.87%	1.93%	2.24%	1.40%	1.23%
Net investment income	9.85	%*,3	8.17%	8.89%	9.44%	9.97%	19.66%
Net investment income, excluding the effect of fee waivers and reimbursement	9.85	%*,3	8.17%	8.89%	9.38%	9.15%	18.91%
Portfolio turnover rate	18%[2]		28%	29%	62%	45%	89%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Amounts include litigation settlement.
[1]	Brookfield Investment Management Inc. became the Adviser of the Fund on July 29, 2008.
[2]	Not Annualized.
[3]	Annualized.
[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009
Net Asset Value (prior to reverse stock split)	$1.24
Market Price (prior to reverse stock split)	$1.00

See Notes to Financial Statements.

2013 Semi-Annual Report            51

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Years Ended March 31,
			2013	2012	2011	2010	2009[1,4]
Per Share Operating Performance:
Net asset value, beginning of period	$8.96		$8.48	$8.03	$7.66	$6.25	$15.60

Net investment income	0.44	*	0.70	0.73	0.69	0.72	1.95
Net realized and unrealized gain (loss) on investment, forward foreign currency contracts and foreign currency transactions	(0.05	)*	0.50	0.44	0.40	1.49	(9.05)

Net increase (decrease) in net asset value resulting from operations	0.39		1.20	1.17	1.09	2.21	(7.10)

Dividends from net investment income	(0.36)		(0.71)	(0.72)	(0.69)	(0.72)	(1.40)
Return of capital distributions	—		(0.01)	—	(0.03)	(0.08)	(0.85)

Total dividends and distributions paid	(0.36)		(0.72)	(0.72)	(0.72)	(0.80)	(2.25)

Net asset value, end of period	$8.99		$8.96	$8.48	$8.03	$7.66	$6.25

Market price, end of period	$8.30		$8.77	$8.90	$7.62	$7.19	$4.95

Total Investment Return†	1.22%[2]		7.10%	27.89%	17.00%	64.29%	-64.25%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$43,680		$43,498	$41,069	$38,829	$37,040	$30,190
Operating expenses	1.88%[3]		2.00%	2.13%	2.51%	2.28%	2.30%
Interest expense	0.47%[3]		0.52%	0.57%	0.38%	0.49%	0.04%
Total expenses	2.35%[3]		2.52%	2.70%	2.89%	2.77%	2.34%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.88%[3]		2.00%	2.13%	2.36%	1.30%	1.24%
Net investment income	9.88	%*,3	8.18%	8.92%	8.91%	10.10%	22.35%
Net investment income, excluding the effect of fee waivers and reimbursement	9.88	%*,3	8.18%	8.92%	8.75%	9.12%	21.37%
Portfolio turnover rate	18%[2]		28%	29%	60%	48%	88%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Amounts include litigation settlement.
[1]	Brookfield Investment Management Inc. became the Adviser of the Fund on July 29, 2008.
[2]	Not Annualized.
[3]	Annualized.
[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009
Net Asset Value (prior to reverse stock split)	$1.25
Market Price (prior to reverse stock split)	$0.99

See Notes to Financial Statements.

52            Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Years Ended March 31,
			2013	2012	2011	2010	2009[1,4]
Per Share Operating Performance:
Net asset value, beginning of period	$6.50		$6.13	$5.68	$5.38	$4.40	$13.55

Net investment income	0.33	*	0.51	0.52	0.49	0.50	1.50
Net realized and unrealized gain (loss) on investment, forward foreign currency contracts and foreign currency transactions	(0.02	)*	0.37	0.41	0.29	1.01	(8.35)

Net increase (decrease) in net asset value resulting from operations	0.31		0.88	0.93	0.78	1.51	(6.85)

Dividends from net investment income	(0.26)		(0.51)	(0.48)	(0.48)	(0.50)	(1.20)
Return of capital distributions	—		—	—	—	(0.03)	(1.10)

Total dividends and distributions paid	(0.26)		(0.51)	(0.48)	(0.48)	(0.53)	(2.30)

Net asset value, end of period	$6.55		$6.50	$6.13	$5.68	$5.38	$4.40

Market price, end of period	$5.81		$6.26	$6.07	$5.15	$5.00	$3.55

Total Investment Return†	-1.77%[2]		11.99%	28.69%	13.33%	58.59%	-72.05%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$49,780		$49,357	$46,483	$43,120	$40,852	$33,460
Operating expenses	1.90%[3]		1.96%	2.06%	2.43%	2.23%	2.59%
Interest expense	0.47%[3]		0.53%	0.57%	0.39%	0.51%	0.06%
Total expenses	2.37%[3]		2.49%	2.63%	2.82%	2.74%	2.65%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.90%[3]		1.96%	2.06%	2.32%	1.30%	1.20%
Net investment income	9.85	%*,3	8.20%	8.90%	9.00%	10.03%	20.53%
Net investment income, excluding the effect of fee waivers and reimbursement	9.85	%*,3	8.20%	8.90%	8.89%	9.10%	19.65%
Portfolio turnover rate	18%[2]		26%	30%	64%	49%	75%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Amounts include litigation settlement.
[1]	Brookfield Investment Management Inc. became the Adviser of the Fund on July 29, 2008.
[2]	Not Annualized.
[3]	Annualized.
[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009
Net Asset Value (prior to reverse stock split)	$0.88
Market Price (prior to reverse stock split)	$0.71

See Notes to Financial Statements.

2013 Semi-Annual Report            53

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended September 30, 2013 (Unaudited)		For the Fiscal Years Ended March 31,
			2013	2012	2011	2010	2009[1,4]
Per Share Operating Performance:
Net asset value, beginning of period	$7.06		$6.62	$6.07	$5.90	$5.05	$14.35

Net investment income	0.30	*	0.47	0.47	0.48	0.51	2.20
Net realized and unrealized gain (loss) on investment transactions	(0.05	)*	0.41	0.50	0.17	1.00	(9.10)

Net increase (decrease) in net asset value resulting from operations	0.25		0.88	0.97	0.65	1.51	(6.90)

Dividends from net investment income	(0.24)		(0.44)	(0.42)	(0.45)	(0.51)	(1.70)
Return of capital distributions	—		—	—	(0.03)	(0.15)	(0.70)

Total dividends and distributions paid	(0.24)		(0.44)	(0.42)	(0.48)	(0.66)	(2.40)

Net asset value, end of period	$7.07		$7.06	$6.62	$6.07	$5.90	$5.05

Market price, end of period	$6.35		$6.44	$5.94	$5.31	$5.46	$4.10

Total Investment Return†	2.34%[2]		16.22%	20.55%	6.24%	51.23%	-65.85%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$41,915		$41,896	$39,234	$35,983	$34,970	$29,816
Operating expenses	1.99%[3]		2.03%	2.14%	2.54%	2.34%	2.24%
Interest expense	0.47%[3]		0.51%	0.55%	0.37%	0.47%	0.21%
Total expenses	2.46%[3]		2.54%	2.69%	2.91%	2.81%	2.45%
Net expenses, including fee waivers and reimbursement and excluding interest expense	1.99%[3]		2.03%	2.14%	2.38%	1.30%	1.27%
Net investment income	8.64	%*,3	6.95%	7.38%	7.60%	9.05%	26.85%
Net investment income, excluding the effect of fee waivers and reimbursement	8.64	%*,3	6.95%	7.38%	7.44%	8.02%	25.93%
Portfolio turnover rate	13%[2]		36%	36%	55%	43%	71%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Amounts include litigation settlement.
[1]	Brookfield Investment Management Inc. became the Adviser of the Fund on July 29, 2008.
[2]	Not Annualized.
[3]	Annualized.
[4]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Year Ended March 31,	2009
Net Asset Value (prior to reverse stock split)	$1.01
Market Price (prior to reverse stock split)	$0.82

See Notes to Financial Statements.

54            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid prices furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Boards of Directors have adopted procedures for the valuation of the Funds’ securities and has designated the day to day responsibilities for valuation determinations under these procedures to the Adviser. The Board has reviewed and approved the valuation procedures utilized by the Adviser and regularly reviews the application of the procedures to the securities in the Funds’ portfolios. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Funds’ Boards of Directors. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that the Funds could purchase or sell a portfolio security at the price used to calculate the Funds’ NAVs.

2013 Semi-Annual Report            55

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments

•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair value determinations on a regular basis after considering all relevant information that is reasonably available.

56            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Helios Advantage Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment Grade Corporate Bonds	$—	$2,707,801	$—	$2,707,801
High Yield Corporate Bonds	—	76,629,116	175	76,629,291
Term Loans	—	1,908,617	—	1,908,617
Common Stocks	1,110,547	—	—	1,110,547
Warrants	332,833	—	—	332,833

Total	$1,443,380	$81,245,534	$175	$82,689,089

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(46,849)
Level 3 — Significant Unobservable Inputs	—

Total	$(46,849)

*	Other financial instruments includes forward foreign currency contracts.

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
High Yield Corporate Bonds	$175	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Total
Balance as of March 31, 2013	$200	$200
Accrued Discounts (Premiums)	—	—
Realized Gain/(Loss)	(25)	(25)
Change in Unrealized Appreciation (Depreciation)	—	—
Purchases at cost	—	—
Sales proceeds	—	—
Transfers out of Level 3	—	—

Balance as of September 30, 2013	$175	$175

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—

2013 Semi-Annual Report            57

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Helios High Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment Grade Corporate Bonds	$—	$2,175,096	$—	$2,175,096
High Yield Corporate Bonds	—	54,604,960	125	54,605,085
Term Loans	—	1,415,275	—	1,415,275
Common Stocks	794,206	—	—	794,206
Warrants	249,681	—	—	249,681

Total	$1,043,887	$58,195,331	$125	$59,239,343

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(33,406)
Level 3 — Significant Unobservable Inputs	—

Total	$(33,406)

*	Other financial instruments includes forward foreign currency contracts.

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
High Yield Corporate Bonds	$125	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage- Backed Securities	High Yield Corporate Bonds	Total
Balance as of March 31, 2013	$37,162	$150	$37,312
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	120,571	(25)	120,546
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases at cost	—	—	—
Sales proceeds	(157,733)	—	(157,733)
Transfers out of Level 3	—	—	—

Balance as of September 30, 2013	$—	$125	$125

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$—

58            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Helios Multi-Sector High Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment Grade Corporate Bonds	$—	$2,352,453	$—	$2,352,453
High Yield Corporate Bonds	—	62,112,613	150	62,112,763
Term Loans	—	1,579,802	—	1,579,802
Common Stocks	898,415	—	—	898,415
Warrants	291,234	—	—	291,234

Total	$1,189,649	$66,044,868	$150	$67,234,667

Valuation Inputs	Other Financial Instruments*
Level 1 — Quoted Prices	$—
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	(37,479)
Level 3 — Significant Unobservable Inputs	—

Total	$(37,479)

*	Other financial instruments includes forward foreign currency contracts.

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
High Yield Corporate Bonds	$150	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Residential Mortgage- Backed Securities	High Yield Corporate Bonds	Total
Balance as of March 31, 2013	$37,162	$175	$37,337
Accrued Discounts (Premiums)	—	—	—
Realized Gain/(Loss)	120,571	(25)	120,546
Change in Unrealized Appreciation (Depreciation)	—	—	—
Purchases at cost	—	—	—
Sales proceeds	(157,733)	—	(157,733)
Transfers out of Level 3	—	—	—

Balance as of September 30, 2013	$—	$150	$150

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—	$—

2013 Semi-Annual Report            59

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Helios Strategic Income Fund, Inc.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of September 30, 2013:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities	$—	$1,553,437	$—	$1,553,437
Investment Grade Corporate Bonds	—	15,877,936	—	15,877,936
High Yield Corporate Bonds	—	35,911,536	125	35,911,661
Term Loans	—	1,044,143	—	1,044,143
Common Stocks	2,834,511	—	—	2,834,511
Warrants	249,681	—	—	249,681

Total	$3,084,192	$54,387,052	$125	$57,471,369

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of September 30, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2013	Valuation Methodology	Significant Unobservable Input	Price
High Yield Corporate Bonds	$125	Discounted cash flow	Estimated residual value	$0.01

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	High Yield Corporate Bonds	Total
Balance as of March 31, 2013	$150	$150
Accrued Discounts (Premiums)	—	—
Realized Gain/(Loss)	(25)	(25)
Change in Unrealized Appreciation (Depreciation)	—	—
Purchases at cost	—	—
Sales proceeds	—	—
Transfers out of Level 3	—	—

Balance as of September 30, 2013	$125	$125

Change in unrealized gains or losses relating to assets still held at reporting date	$—	$—

For the six months ended September 30, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

60            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of September 30, 2013, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of September 30, 2013, open taxable years consisted of the taxable years ended March 31, 2010 through March 31, 2013. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Currency Translations: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds isolate the portion of realized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held. The Funds do not isolate the portion of unrealized gains or losses resulting from changes in foreign exchange rates on securities from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of securities, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds books and the U.S. dollar equivalent of the amounts actually received or paid.

2013 Semi-Annual Report            61

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Forward Foreign Currency Contracts: A forward foreign currency contract (“forward contract”) is an agreement between two parties to buy or sell a currency at an agreed upon price for settlement at a future date. During the period the forward contract is in existence changes in the value of the forward contract will fluctuate with changes in the currency exchange rates. The forward contract is marked to market daily and these changes are recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of a forward contract is realized on the settlement date.

The Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc. and Helios Multi-Sector High Income Fund, Inc. invest in forward contracts to hedge against fluctuations in the value of foreign currencies caused by changes in the prevailing currency exchange rates. The use of forward contracts involves the risk that the counterparties may be unable to meet the terms of their contracts and may be negatively impacted from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

All contracts were done with Bank of New York Mellon as the counterparty. As of September 30, 2013, the following forward contracts were outstanding:

Fund	Settlement Date	Currency to be Delivered		U.S. $ Value at September 30, 2013	Currency to be Received		U.S. $ Value at September 30, 2013	Unrealized Depreciation
Helios Advantage Income Fund, Inc.	10/25/13	1,150,000	Euros	$1,509,023	1,555,872	U.S. Dollars	$1,555,872	$(46,849)
Helios High Income Fund, Inc.	10/25/13	820,000	Euros	1,075,999	1,109,405	U.S. Dollars	1,109,405	(33,406)
Helios Multi-Sector High Income Fund, Inc.	10/25/13	920,000	Euros	1,207,219	1,244,698	U.S. Dollars	1,244,698	(37,479)

The following table sets forth the fair value of each Fund’s derivative instruments:

Fund	Derivatives Not Accounted for as Hedging Instruments	Statements of Assets and Liabilities	Unrealized Depreciation as of September 30, 2013
Helios Advantage Income Fund, Inc.	Forward Contracts	Payable for open forward foreign currency contracts	$46,849
Helios High Income Fund, Inc.	Forward Contracts	Payable for open forward foreign currency contracts	33,406
Helios Multi-Sector High Income Fund, Inc.	Forward Contracts	Payable for open forward foreign currency contracts	37,479

62            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

The following tables set forth the effect of derivative instruments on the Statements of Operations for the six months ended September 30, 2013:

Fund	Derivatives Not Accounted for as Hedging Instruments	Location of Gain (Losses) on Derivatives Recognized in Income	Net Realized Gains on Forward Foreign Currency Contracts	Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts
Helios Advantage Income Fund, Inc.	Forward Contracts	Forward foreign currency contracts	$—	$(46,849)
Helios High Income Fund, Inc.	Forward Contracts	Forward foreign currency contracts	—	(33,406)
Helios Multi-Sector High Income Fund, Inc.	Forward Contracts	Forward foreign currency contracts	—	(37,479)

Below is the gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

Helios Advantage Income Fund, Inc.

			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$46,849	$—	$46,849	$46,849	$—	$46,849

Helios High Income Fund, Inc.

			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Statements of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$33,406	$—	$33,406	$33,406	$—	$33,406

2013 Semi-Annual Report            63

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

Helios Multi-Sector High Income Fund, Inc.

			Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Forward Contracts	$37,479	$—	$37,479	$37,479	$—	$37,479

The Funds have elected to not offset derivative assets and liabilities or financial assets, including cash, that may be received or paid as part of collateral arrangements, even when an enforceable master netting agreement is in place that provides the Funds, in the event of counterparty default, the right to liquidate collateral and the right to offset a counterparty’s rights and obligations.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets or the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some

64            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan or reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser under which the Adviser is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreements provide that each Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage) (“Managed Assets”).

During the six months ended September 30, 2013, the Adviser earned the following in investment advisory fees under the Advisory Agreements.

Fund	Investment Advisory Fees
Helios Advantage Income Fund, Inc.	$277,075
Helios High Income Fund, Inc.	197,838
Helios Multi-Sector High Income Fund, Inc.	224,703
Helios Strategic Income Fund, Inc.	189,811

Each Fund entered into separate Administration Agreements with the Adviser. The Adviser entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC. The Adviser and the Sub-administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state and other applicable laws and regulations, and providing the Funds with administrative office facilities. For its services under the Administration Agreements, the Adviser receives from each Fund, respectively, an annual fee equal to 0.15% of its average daily managed assets, payable monthly in arrears.

During the six months ended September 30, 2013, the Adviser earned the following in Administration fees:

Fund	Administration Fees
Helios Advantage Income Fund, Inc.	$63,940
Helios High Income Fund, Inc.	45,655
Helios Multi-Sector High Income Fund, Inc.	51,855
Helios Strategic Income Fund, Inc.	43,803

Certain officers and/or directors of the Funds are officers and/or directors of the Adviser.

2013 Semi-Annual Report            65

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, credit facility and U.S. Government securities, for the six months ended September 30, 2013 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$14,900,128	$14,461,217
Helios High Income Fund, Inc.	10,909,638	10,642,436
Helios Multi-Sector High Income Fund, Inc.	12,437,878	12,090,525
Helios Strategic Income Fund, Inc.	9,215,930	7,303,474

During the six months ended September 30, 2013, there were no transactions in U.S. Government securities.

6. Borrowings

Credit facility: The Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by registered investment companies. Each Fund pays interest in the amount of 0.80% plus the 3-month London Interbank Offered Rate on the amount outstanding and 0.80% on the line of credit that is unused. For the six months ended September 30, 2013, the average interest rate paid under the line of credit was 1.05% for Helios Advantage Income Fund, Inc., 1.06% for Helios High Income Fund, Inc., 1.06% for Helios Multi-Sector High Income Fund, Inc. and 1.10% for Helios Strategic Income Fund, Inc.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at September 30, 2013	23,700,000	17,425,000	19,800,000	16,950,000
Line of credit amount unused at September 30, 2013	3,300,000	1,575,000	2,200,000	1,050,000
Average balance outstanding during the period	23,700,000	17,425,000	19,800,000	16,747,814
Interest expense incurred on line of credit during the period	142,059	101,026	116,464	99,255

7. Reverse Stock Split

Effective September 1, 2009, each Fund affected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect of the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing any preferences, conversion or other rights, voting powers, or, restrictions, limitations as to dividends, qualifications, or terms or conditions for the redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 75.

66            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended September 30, 2013 is expected to be from ordinary income but will be determined at the end of each Fund’s current fiscal year.

The tax character of distributions paid for the fiscal year ended March 31, 2013 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,911,337	$3,464,450	$3,872,058	$2,609,376
Return of capital	—	28,702	—	—

Total distributions	$4,911,337	$3,493,152	$3,872,058	$2,609,376

(1)	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At March 31, 2013, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$325,358	$—	$401,620	$481,750
Capital loss carryforward (1)	(399,626,713)	(298,297,906)	(449,011,306)	(364,326,728)
Unrealized appreciation	5,186,398	3,635,090	4,091,916	3,586,921

	$(394,114,957)	$(294,662,816)	$(444,517,770)	$(360,258,057)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2013, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$52,921,831	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	41,268,836	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	60,411,774	205,725,327	182,874,205
Helios Strategic Income Fund, Inc.	197,496	193,592	59,889,208	152,878,554	151,167,878

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments, not including foreign currency translation translations and forward foreign currency contracts at September 30, 2013 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$79,938,803	$4,042,858	$(1,292,572)	$2,750,286
Helios High Income Fund, Inc.	57,301,303	2,945,617	(1,007,577)	1,938,040
Helios Multi-Sector High Income Fund, Inc.	65,050,406	3,273,693	(1,089,432)	2,184,261
Helios Strategic Income Fund, Inc.	55,395,699	3,465,035	(1,389,365)	2,075,670

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales, partnership income/expense and return of capital. Permanent book and

2013 Semi-Annual Report            67

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Adviser, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former adviser, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs sought damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the class action and certain opt-out actions discussed below, no responses to the complaints have been filed in the actions pending against the Funds.

On March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints sought equitable relief, damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions, and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds undertook an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims was in the best interest of the Funds. Following the Board’s investigation, the Board authorized derivative plaintiffs’ counsel to pursue the derivative claims on behalf of the Closed-End Funds.

On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the derivative action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On January 4, 2013, the Court entered an order preliminarily approving the settlement and set forth the schedule for notice of the settlement to shareholders and scheduled a hearing for final approval of the settlement on April 12, 2013. On September 5, 2013, the Court entered an order approving the derivative settlement and award of attorney’s fees and expenses. The approved Stipulation of Settlement settled and provided for the dismissal of the derivatives claims filed on behalf of the Closed-End Funds in the Litigation in exchange for a settlement payment to the Closed-End Funds by Regions Financial Corp. and several Morgan Keegan affiliated entities, as defined in the Stipulation, in the amount of $6.0 million, less an attorneys’ fee award in the amount of $1.8 million. Each of the Closed-End Funds’ share of the settlement, after the attorneys’

68            Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

fee award was deducted, was approximately the amounts reflected below, based upon an allocation of the settlement to the Closed-End Funds approved by the Closed-End Funds’ Boards of Directors:

Fund	Amount Received	Per Share
Helios Advantage Income Fund, Inc.	$1,189,115	$0.18
Helios High Income Fund, Inc.	$861,177	$0.18
Helios Multi-Sector High Income Fund, Inc.	$1,196,838	$0.16
Helios Strategic Income Fund, Inc.	$952,870	$0.16

On September 23, 2008, many of the cases pending in federal court in the Western District of Tennessee were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On May 8, 2012, the parties notified the Court that a settlement in principle had been reached in the securities class action, and on May 9, 2012 the Court granted the parties’ joint motion to stay the action pending finalization and documentation of the settlement terms. On August 5, 2013, the Court entered an order approving the proposed settlement and award of attorney’s fees. The settlement provided for a release of securities claims alleged against the Closed-End Funds and other defendants, in exchange for a payment of $62 million by the non-Fund defendants to the class plaintiffs. The Stipulation of Settlement does not require any payment made by the Closed-End Funds in connection with the settlement of the securities class action. The settlement contemplates the possibility that class members may opt out, and that certain parties have the ability to terminate the settlement if a designated level of opt outs occur.

Five opt out actions have been filed against the Closed-End Funds to date in the Western District of Tennessee: Warwick et al. v. RMK High Income Fund, Inc. et al., Small v. RMK High Income Fund, Inc. et al., Adkins et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al., Starnes et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al., and Stein et al. v. Regions Morgan Keegan Select High Income Fund, Inc., et al. The complaints generally allege that defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The Warwick and Small complaints claim damages in excess of $2.7m and $1.6m respectively. On November 12, 2013, defendants, including the Closed-End Funds, filed separate motions to dismiss the Warwick and Small complaints. The Adkins, Starnes and Stein complaints are brought on behalf of 93, 6 and 3 investors, respectively, and seek compensatory damages against all defendants, jointly and severally, in an amount to be proven at trial. No responsive pleadings have been filed to date with respect to the Adkins, Starnes and Stein complaints.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding. The Court entered the MDL transfer order consolidating the two actions on August 31, 2010. In the action Francis et al. v. Morgan Keegan & Co Inc. et al., on June 18, 2013, the defendants filed a motion to compel arbitration and for stay pending arbitration. In the action Duncan et al. v. Morgan Keegan & Co, Inc. et al., on October 1, 2013, the defendants filed motion to compel arbitration and for stay pending arbitration.

No estimate of the effect, if any, of these pending lawsuits on the Funds can be made at this time.

2013 Semi-Annual Report            69

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

September 30, 2013

12. Exclusion for Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Funds. The Funds and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Funds are limited in their ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Funds will limit their transactions in such instruments (excluding transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Funds’ portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Funds’ portfolio, after taking into account unrealized profits and losses on such positions. The Funds and the Adviser do not believe that complying with the amended rule will limit the Funds’ ability to use commodity futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Funds in the future and on each Fund’s performance.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	October 17, 2013	October 31, 2013
Helios High Income Fund, Inc.	$0.0600	October 17, 2013	October 31, 2013
Helios Multi-Sector High Income Fund, Inc.	$0.0425	October 17, 2013	October 31, 2013
Helios Strategic Income Fund, Inc.	$0.0400	October 17, 2013	October 31, 2013

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.0625	November 14, 2013	November 29, 2013
Helios High Income Fund, Inc.	$0.0600	November 14, 2013	November 29, 2013
Helios Multi-Sector High Income Fund, Inc.	$0.0425	November 14, 2013	November 29, 2013
Helios Strategic Income Fund, Inc.	$0.0400	November 14, 2013	November 29, 2013

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

70            Brookfield Investment Management Inc.

HELIOS FUNDS

Compliance Certification (Unaudited)

September 30, 2013

On August 23, 2013, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2013 Semi-Annual Report            71

HELIOS FUNDS

Proxy Results (Unaudited)

September 30, 2013

During the six months ended September 30, 2013, the stockholders of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc. voted on the following proposals at a stockholder meeting on August 22, 2013. The description of the proposal and number of shares voted are as follows:

Helios Advantage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Rodman L. Drake	5,813,128	171,594	—
2 To elect to the Funds’ Board of Directors Heather Goldman	5,710,656	274,066	—
3 To elect to the Funds’ Board of Directors Edward A. Kuczmarski	5,768,555	216,167	—
4 To elect to the Funds’ Board of Directors Kim G. Redding	5,813,051	171,671	—

Helios High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Rodman L. Drake	4,201,115	171,419	—
2 To elect to the Funds’ Board of Directors Heather Goldman	4,219,977	152,557	—
3 To elect to the Funds’ Board of Directors Edward A. Kuczmarski	4,236,226	136,308	—
4 To elect to the Funds’ Board of Directors Kim G. Redding	4,238,539	133,995	—

Helios Multi-Sector High Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Rodman L. Drake	6,714,704	179,515	—
2 To elect to the Funds’ Board of Directors Heather Goldman	6,563,950	330,269	—
3 To elect to the Funds’ Board of Directors Edward A. Kuczmarski	6,669,295	224,924	—
4 To elect to the Funds’ Board of Directors Kim G. Redding	6,719,304	174,915	—

Helios Strategic Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Funds’ Board of Directors Rodman L. Drake	5,308,876	102,777	—
2 To elect to the Funds’ Board of Directors Heather Goldman	5,299,145	112,508	—
3 To elect to the Funds’ Board of Directors Edward A. Kuczmarski	5,291,919	119,734	—
4 To elect to the Funds’ Board of Directors Kim G. Redding	5,308,198	103,455	—

72            Brookfield Investment Management Inc.

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

September 30, 2013

At a meeting held on May 21, 2013, the Board, including a majority of the Disinterested Directors, considered and approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between Brookfield Investment Management Inc. (the “Adviser”) and the Funds. In approving the Advisory Agreements, the Board, including a majority of the Disinterested Directors, determined that the fee structures were fair and reasonable and that approval of the Advisory Agreements was in the best interests of each Fund and its stockholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Funds’ investment programs, the general operations and the day-to-day management of the Funds and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Boards’ conclusions were based, in part, upon services provided to the Funds such as quarterly reports provided by the Adviser: 1) comparing the performance of each Fund with a peer group, 2) showing that the investment policies and restrictions for each Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Adviser’s and the Funds’ codes of ethics, the adherence to fair value pricing procedures established by the Boards, the monitoring of portfolio compliance and presentations regarding the economic environment. The Boards also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Funds and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Boards placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to presentations that compared each of the Funds’ performance with its Morningstar category peers for the 1, 3 and 5 year and year-to-date periods ending April 30, 2013. The Boards noted that each Fund performed below the median of its Morningstar category peers for the 5 year period, while each Fund performed above the median for the year-to-date and 3 year periods. The Boards further noted that Helios Advantage Income Fund and Helios Strategic Income Fund performed below the median, while Helios High Income Fund performed at the median and Helios Multi-Sector High Income Fund performed above the median for the 1 year period. The Boards noted the improvement in the performance of each Fund since July 29, 2008, when the Adviser began managing the Funds. Based on the Adviser’s discussion of the current market and its positioning of each Fund’s portfolio, the Boards concluded that each Fund’s performance after the Adviser began its services as investment manager was satisfactory.

PROFITABILITY. The Boards also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Funds. In this regard, the Boards reviewed the Funds profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Funds. The Boards further noted that the methodology followed in allocating costs to the Funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Boards concluded that the expected profitability to the Adviser from the Funds was reasonable.

MANAGEMENT FEES AND TOTAL EXPENSES. The Boards also placed significant emphasis on the review of each Fund’s expenses. The Boards compared the advisory fees and total expense ratios of each of the Funds with various comparative data that it had been provided. The Boards noted that each Fund’s total expenses and each Fund’s total advisory and administrative fee were higher than the median of the Funds’ peer group. The Boards also noted that the fees and expenses payable by the Funds were comparable to those payable by other client accounts managed by the Adviser and concluded that each Fund’s management fees and total expenses were reasonable.

2013 Semi-Annual Report            73

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited) (continued)

September 30, 2013

ECONOMIES OF SCALE. The Boards considered the potential economies of scale that may be realized if the assets of the Funds grow. The Boards noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Funds, but noted that, as closed-end funds, the Funds were unlikely to grow significantly.

In considering the approval of the Advisory Agreements, the Boards, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Boards’ evaluation of all factors that it deemed to be relevant, the Boards, including the Disinterested Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreements; performance of the Funds is satisfactory; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Boards, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreements.

74            Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

2013 Semi-Annual Report            75

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

76            Brookfield Investment Management Inc.

HELIOS FUNDS

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and stockholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

2013 Semi-Annual Report            77

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Directors of the Fund

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Edward A. Kuczmarski	Director
Stuart A. McFarland	Director
Heather Goldman	Director (Interested)
Kim G. Redding	Director (Interested)

Officers of the Fund

Kim G. Redding	President
Dana E. Erikson	Vice President
Richard M. Cryan	Vice President
Mark Shipley	Vice President
Steven M. Pires	Treasurer
Jonathan C. Tyras	Secretary
Seth Gelman	Chief Compliance Officer

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-855-777-8001, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual reports N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)        The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)        As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   None.

    (2)   A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

    (3)   None.

(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date:  December 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President and Principal Executive Officer

Date:  December 4, 2013

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date:  December 4, 2013